SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         TELETOUCH COMMUNICATIONS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies: N/A

2.   Aggregate number of securities to which transaction applies: N/A

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4.   Proposed maximum aggregate value of transaction: $3,400,000

5.   Total fee paid: $680

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid: N/A

2.   Form, Schedule or Registration Statement No.: N/A

3.   Filing Party: N/A

4.   Date Filed: N/A

                         TELETOUCH COMMUNICATIONS, INC.

                                [GRAPHIC OMITTED]
                              1913 DEERBROOK DRIVE
                               TYLER, TEXAS 75703



Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders of Teletouch Communications, Inc. on March 1, 2006. The Special Meeting will begin at 10:00 a.m. local time at the Hotel Adolphus, 1321 Commerce Street, Dallas, Texas 75202. Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the Proxy Statement carefully. In addition to the formal items of business, I will be available at the meeting to answer your questions. The Proxy Statement is being mailed to all stockholders on or about January 16, 2006.

         Please note that only shareholders of record at the close of business on January 2, 2006 may vote at the meeting. Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

         We look forward to seeing you in Dallas on March 1, 2006.



Very truly yours,



Robert M. McMurrey
Chairman of the Board

                         TELETOUCH COMMUNICATIONS, INC.

                                [GRAPHIC OMITTED]

                    1913 DEERBROOK DRIVE, TYLER, TEXAS 75703

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.:

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Teletouch Communications, Inc., a Delaware corporation, will be held on March 1, 2006, at the Hotel Adolphus, 1321 Commerce Street, Dallas, Texas 75202, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

1.   To  approve  the  sale  of  the  paging   business   assets  of   Teletouch
     Communications, Inc.; and

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business at the Special Meeting are more fully described in the proxy statement accompanying this Notice. All stockholders are cordially invited to attend the Special Meeting. The stock transfer books will not be closed. A complete list of these stockholders will be open for the examination by any stockholder at the Company's principal offices in Tyler, Texas for any purpose germane to the meeting for a period of 10 days prior to the Special Meeting. The list also will be available for the examination by any stockholder present at the Special Meeting. Only those stockholders of record at the close of business on January 2, 2006 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Please note that information relating to stockholder proposals and submissions is located at the end of this proxy statement for your reference.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE SOLE PROPOSAL INCLUDED IN THE PROXY STATEMENT. OUR INDEPENDENT FINANCIAL ADVISORS, HOWARD FRAZIER BARKER ELLIOT, INC., RENDERED A FAIRNESS OPINION TO THE BOARD OF DIRECTORS IN WHICH OPINION THEY HAVE CONCLUDED THAT THE PROPOSED ASSET SALE TRANSACTION IS FAIR TO THE COMMON STOCKHOLDERS OF TELETOUCH (OTHER THAN ROBERT MCMURREY) FROM A FINANCIAL POINT OF VIEW.

         NEITHER DELAWARE LAW, NOR OUR GOVERNING DOCUMENTS ENTITLE STOCKHOLDERS WHO DISSENT FROM THE APPROVAL OF THE PROPOSED ASSET SALE TRANSACTION TO APPRAISAL OR ANY SIMILAR RIGHTS FOR THEIR TELETOUCH SHARES.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

Tyler, Texas                    By order of the Board of Directors
January 16, 2005
                                TELETOUCH COMMUNICATIONS, INC.



                                Douglas E. Sloan, Corporate Secretary

                                TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

         What is the purpose of this special meeting? ........................

         Why did you send me this proxy statement?............................

         How many votes do I have?............................................

         What proposals will be addressed at the Special Meeting?.............

         Who may vote on these proposals? ....................................

         Why would the Special Meeting be postponed?..........................

         How do I vote in person?.............................................

         How do I vote by proxy?..............................................

         May I revote my proxy?...............................................

         Where are Teletouch's principal executive offices?...................

         What vote is required to approve the proposals?......................

         Are there any dissenters' rights of appraisal?.......................

         Who bears the cost of soliciting proxies?............................

         Where are Teletouch's principal executive offices? ..................

         How can I obtain additional information regarding Teletouch?.........

Security ownership of certain beneficial owners and management................

Proposal 1....................................................................

Stockholder proposals and submissions.........................................

Other business................................................................

Proxy Card

Appendix  A - Asset Purchase Agreement, dated as of August 22, 2005
Appendix  B - First  Amendment  to the  Asset  Purchase  Agreement  dated  as of
              December 30, 2005
Appendix C -  Pro Forma  presentation
Appendix D -  Management Agreement, dated as of August 31, 2005

                         TELETOUCH COMMUNICATIONS, INC.

                                [GRAPHIC OMITTED]

           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 1, 2006

                                 PROXY STATEMENT

                             DATED JANUARY 16, 2006

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHAT IS THE PURPOSE OF THIS SPECIAL MEETING?

         The specific proposals to be considered and acted upon at the Special Meeting of stockholders of Teletouch Communications, Inc., a Delaware corporation ("Teletouch" or "the Company") to be held at the Hotel Adolphus, 1321 Commerce Street, Dallas, Texas 75202, on March 1, 2006, at 10:00 a.m. local time, and at any adjournments or postponements thereof ("Special Meeting") are summarized in the accompanying Notice of Special Meeting. Each proposal is described in more detail in this proxy statement.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by our Board of Directors ("Board") for use at the Special Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

HOW MANY VOTES DO I HAVE?

         We will send this  proxy  statement,  the  attached  Notice of  Special
Meeting and the enclosed proxy card on or about January 16, 2006, to all stockholders. Stockholders who owned Teletouch common stock at the close of business on January 2, 2006 (the "Record Date") are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Special Meeting.




                                    Shares / Warrants
Class of Stock                         Outstanding           Equivalent Votes
---------------                   -------------------        ----------------
Common stock                            48,735,495              48,735,495
GM Warrant shares (1)                   6,000,000                6,000,000
                                  -------------------------------------------
Total Votes at Special Meeting:                                 54,735,495

(1) Under the terms of the Common Stock Purchase Warrant (the "GM Warrant") issued to GM Holdings, LLC, a Tennessee limited liability company ("GM"), the vote of the holders of at least a majority of the GM Warrants or the shares of the Company's common stock issuable upon conversion of the GM Warrant calculated on an as-exercised basis voting separately, as a single class, given in person or by proxy, is required to approve, among other things, any sale or disposition by the Company of all or substantially all of its assets, or any transaction having a similar effect.

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposals at the Special Meeting:

1.   Approval  of  the  sale  of  the  paging   business   assets  of  Teletouch
Communications, Inc., and

2. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Our Board has taken unanimous affirmative action with respect to the foregoing proposal and recommends that the stockholders vote FOR such proposal.

WHO MAY VOTE ON THESE PROPOSALS?

         All of the holders of record of Teletouch's common stock at the close of business on January 2, 2006 will be entitled to vote at the Special Meeting. At the close of business on the Record Date, the Company had 48,735,495 shares of common stock outstanding and entitled to vote.

         As a result of the certain rights contained in 6,000,000 redeemable common stock warrants issued by the Company as part of its debt and equity restructuring in 2002, the vote of the holders of at least a majority of the GM Warrant or the shares of the Company's common stock issuable upon conversion of the GM Warrant calculated on an as-exercised basis voting separately, as a single class, given in person or by proxy, is required to approve, among other things, any sale or disposition by the Company of all or substantially all of its assets, or any transaction having a similar effect. On September 19, 2005, the GM Warrant holders notified the Company of their intent to accelerate the redemption of the GM Warrant based on the same triggering event that allows them voting rights causing the $3,000,000 redemption value to become due and payable upon the closing of the proposed asset sale. Under the terms of the warrant agreement, the GM Warrant could not be redeemed until December 2007. As of the Record Date, the total number of the Company's common stock which the holders of the GM Warrant are entitled to vote is 6,000,000.

           THE COMPANY IS CURRENTLY NEGOTIATING A REDUCTION IN THE TOTAL AMOUNT DUE TO THE GM UNDER THE WARRANT UPON THE CLOSING OF THE PROPOSED SALE TRANSACTIONS AND BELIEVES THAT IF IT IS UNSUCCESSFUL IN REACHING TERMS ON THIS OBLIGATION THE WARRANT MAY VOTE AGAINST THE PROPOSED SALE AND, THEREFORE, BLOCK THE CONTEMPLATED ASSET SALE TRANSACTION.

         Robert M. McMurrey, Chairman of Teletouch and controlling person of TLL Partners LLC, an entity that owns approximately 92% of the outstanding common stock of Teletouch, has agreed to vote in favor of the proposed transactions unless an agreement cannot be reached with GM which reduces the amount payable as a result of the acceleration of the redemption feature of the Warrant.

         The Notice of Special Meeting, this proxy statement and the enclosed proxy are being mailed to stockholders on or about January 16, 2006.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

         The Special Meeting will be postponed if a quorum is not present at the Special Meeting on March 1, 2006. The presence, in person or by proxy, of at least one-third of the shares of the capital stock of the Company outstanding as of the Record Date, taken together as a single class, constitutes a quorum and is required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

         For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

         A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

o FOR the approval of the sale of the paging business assets of Teletouch Communications, Inc.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Special Meeting and vote in person at the meeting or at a later date if the meeting is postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

o    You may send in another proxy with a later date; or

o You may notify Teletouch in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting, that you are revoking your proxy; or

o    You may vote in person at the Special Meeting.

WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL 1?

PROPOSAL 1:       SALE OF THE PAGING ASSETS

         The approval of Proposal 1 requires an affirmative vote of a majority of the outstanding shares of common stock entitled to vote, in person or by proxy, at the Special Meeting.

         In addition, the vote of the holders of at least a majority of the GM Warrants or the shares of the Company's common stock issuable upon conversion of the GM Warrant calculated on an as-exercised basis voting separately, as a single class, given in person or by proxy, is required to approve any sale or disposition by the Company of all or substantially all of its assets, or any transaction having a similar effect.

         Robert M. McMurrey, Chairman of Teletouch, who beneficially owns (as the controlling person of TLL Partners LLC ("TLL"), a wholly-owned subsidiary of Progressive Concepts Communications Inc. ("PCCI")) approximately 92% of the outstanding common stock of Teletouch, has agreed to vote in favor of the proposed transaction unless an agreement cannot be reached with GM which reduces the amount payable as a result of the acceleration of the redemption feature of the GM Warrant. Mr. McMurrey is the controlling person of PCCI by virtue of his being its majority stockholder.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         Under Delaware law and our Certificate of Incorporation, no appraisal rights are available to dissenting stockholders with respect to the proposal included in this proxy statement.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Teletouch will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $20,000.

WHERE ARE TELETOUCH'S PRINCIPAL EXECUTIVE OFFICES?

         The principal executive offices of Teletouch are located at 1913 Deerbrook Drive, Tyler, Texas 75703 and our telephone number is (903) 595-8800.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT TELETOUCH?

         We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the year ended May 31, 2005, as filed with the Securities and Exchange Commission ("SEC") and any amendments thereto, without exhibits. Please address all such requests to Teletouch Communications, Inc., 1913 Deerbrook Drive, Tyler, Texas 75703, Attention:
Corporate Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee.

         Teletouch is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") which requires that Teletouch file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Teletouch, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549.

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements contained or incorporated by reference in this proxy statement that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by use of forward-looking terminology such as "may", "will", "expect", "estimate", "anticipate", "continue", or similar terms, variations of those terms or the negative of those terms. Forward-looking statements are based upon numerous assumptions about future conditions that could prove not to be accurate. Actual events, transactions and results may differ materially from the anticipated events, transactions and results described in such statements. The Company's ability to consummate such transactions and achieve such events or results is subject to certain risks and uncertainties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

HOW MUCH STOCK IS OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND AT LEAST 5% OF TELETOUCH?

         Except as otherwise described in this proxy statement, the shares of common stock are the only voting securities of Teletouch. The following table shows, as of the Record Date, and to the best of our knowledge, beneficial ownership of (1) each director and executive officer individually; (2) all executive officers and directors of Teletouch as a group; and (3) all persons known by Teletouch to be the beneficial owners of 5% percent or more of Teletouch common stock as of the close of business on the Record Date. As of the Record Date, all of our present directors and executive officers, as a group of 7 persons, own beneficially 45,068,099 shares, or 91.9%, of our common stock. As of the Record Date, there were 49,416,189 shares of Common Stock were issued and 48,735,495 shares outstanding.



                                                               Number of Common
                                                                    Shares
Name and Address                                              Beneficially Owned          % of Common Shares
of Beneficial Owner                                                   (1)                 Beneficially Owned
--------------------------------------------------------------------------------------------------------------------
Robert M. McMurrey (2)(3)(4)(5)(6)                            44,740,442                     91.8%
5718 Airport Freeway
Fort Worth, TX 76117

Progressive Concepts Communications, Inc. (6)                 43,500,000                     89.3%
5718 Airport Freeway
Fort Worth, TX 76117

TLL Partners, L.L.C (5)                                       43,500,000                     89.3%
5718 Airport Freeway
Fort Worth, TX 76117

Thomas A. Hyde, Jr. (2)(7)                                       166,667                        *
5718 Airport Freeway
Fort Worth, TX 76117

Douglas E. Sloan. (2)(9)                                          65,000                        *
1913 Deerbrook Drive
Tyler, TX  75703

Clifford E. McFarland (3)(8)                                      30,662                        *
McFarland, Grossman & Co.
9821 Katy Freeway, Suite 500
Houston, TX 77024

Henry Y.L. Toh (3)(9)                                             21,998                        *
1111 Hermann Drive, Unit 6E
Houston, TX 77004

Marshall G. Webb (3)(9)                                           21,998                        *
6110 Inwood
Houston, TX 77057

Susan Stranahan Ciallella (3)(9)                                  21,332                        *
Isolagen, Inc.
405 Eagleview Boulevard
Exton, PA 19341

All Executive Officers & Directors as a Group (7 Persons)     45,068,099                     91.9%


*        Indicates less than 1.0%.

(1) Unless otherwise noted in these footnotes, Teletouch believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of common stock owned by each of them. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, each person's percentage ownership is determined by assuming that the options or convertible securities that are held by that person, and which are exercisable within 60 days, have been exercised or converted, as the case may be.

(2)  Executive Officer.

(3)  Director.

(4) Mr. McMurrey has voting and dispositive power over all Teletouch securities owned by Rainbow Resources, Inc. ("RRI"). The figures for Mr. McMurrey include the 1,200,000 shares held of record by RRI. Also includes 43,500,000 shares of common stock issued to TLL by the Company in November 2005 upon the conversion of shares of Series C Preferred Stock held by TLL Partners, a wholly-owned subsidiary of Progressive Concepts Communications Inc. ("PCCI"); Mr. McMurrey is the controlling person of PCCI by virtue of his being its majority shareholder over which entity Mr. McMurrey exercises control. TLL Partners converted 1,000,000 shares of Series C Preferred Stock in November 2005 into 44,000,000 shares of common stock and immediately transferred 500,000 shares of common stock to another party leaving TLL Partners in control of 43,500,000 shares.


(5) Mr. McMurrey has voting and dispositive power over all Teletouch securities owned by RRI and TLL Partners. The principal business of TLL Partners is to act as a holding company for investment in Teletouch securities. TLL Partners is a wholly-owned subsidiary of PCCI; Mr. McMurrey is the controlling person of PCCI by virtue of his being its majority shareholder. TLL Partners converted 1,000,000 shares of Series C Preferred Stock in October 2005 into 44,000,000 shares of common stock and immediately transferred 500,000 shares of common stock to another party leaving TLL Partners in control of 43,500,000 shares.

(6) PCCI is the parent holding company of its wholly-owned subsidiaries, Progressive Concepts, Inc. (PCI) and TLL Partners. Mr. McMurrey is the controlling person of PCCI by virtue of his being its majority shareholder. TLL Partners is a wholly-owned subsidiary of PCCI. TLL Partners converted 1,000,000 shares of Series C Preferred Stock in November 2005 into
     44,000,000 shares of common stock and immediately transferred 500,000 shares of common stock to another party leaving PCCI beneficially owning 43,500,000 shares.

(7) Includes 166,667 shares underlying stock options granted to Mr. Hyde under the terms of the Employment Agreement entered into October 2004. Mr. Hyde was hired as the Company's CEO in October 2004. Under the terms of his employment contract, Mr. Hyde was granted 500,000 options to purchase common stock which vest 166,667 shares in October 2005, 166,667 shares in May 2006 and 166,666 shares in May 2007.

(8) Includes 24,662 shares underlying stock options granted to Mr. McFarland and 12,000 shares registered in the name of McFarland, Grossman & Co.
     (MGCO), of which Mr. McFarland is the President and a director. Such 12,000 shares are held by MGCO for the benefit of another entity of which Mr. McFarland is a 50% owner. Mr. McFarland disclaims ownership of 6,000 of such shares. Does not include securities owned by TLL Partners; Mr. McFarland owns a minority interest in PCCI, the indirect parent of the Company, which is also the parent of TLL Partners.

(9)  Represents shares underlying stock options.

             PROPOSAL RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

                                   PROPOSAL 1

              TO APPROVE THE SALE OF THE PAGING BUSINESS ASSETS OF
                         TELETOUCH COMMUNICATIONS, INC.

SUMMARY

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION REGARDING THE PROPOSED SALE OF THE PAGING ASSETS OF THE COMPANY. TO UNDERSTAND FULLY THE PROPOSED SALE OF THESE ASSETS, YOU SHOULD CAREFULLY READ THE ENTIRE DESCRIPTION OF PROPOSAL 1 IN THIS PROXY STATEMENT AND THE DOCUMENTS THAT WE HAVE ATTACHED AS APPENDICES A, B AND D TO THIS PROXY STATEMENT.

         IN ADDITION, THE SHAREHOLDERS OF THE COMPANY SHOULD CAREFULLY REVIEW THE PRO FORMA PRESENTATION OF THE EFFECTS OF THE PROPOSED ASSET SALE TRANSACTION ON THE COMPANY'S FINANCIAL STATEMENTS, WHICH PRESENTATION IS PROVIDED IN APPENDIX C TO THIS PROXY STATEMENT.


BACKGROUND OF THE ASSET SALE

         Teletouch is a leading provider of telecommunications services, primarily paging services, in non-major metropolitan areas and communities in the Southeast United States. Teletouch has two operating segments: paging operations and two-way radio operations. The Company has been developing a telemetry business unit for the past few years but has had limited success to date growing this portion of its business. Currently, we provide paging services in Alabama, Arkansas, Louisiana, Mississippi, Missouri, Oklahoma, Texas, Tennessee and Florida and provide two-way radio services only in Texas. We have 20 paging service centers and 6 two-way radio shops in those states. Through inter-carrier arrangements, we also provide nationwide and expanded regional paging coverage.

         We were incorporated in the State of Delaware in July 1994 and are headquartered in Tyler, Texas. Teletouch, or one of its several predecessors, has operated two-way mobile communications services and telemessaging services in East Texas for approximately 40 years.

         Our primary focus during the fiscal years of 2002 and 2003 was on positioning the Company for growth in the future through the recapitalization of our debt and certain equity securities and the restructuring of our operations to maximize efficiency and profitability. We completed recapitalization of our debt and certain equity securities in May 2002. By May 2003, we had completed our restructuring efforts and exited retail distribution channels. The purpose of the restructuring was to reduce operating expenses while minimizing the impact on the recurring revenues from the paging subscribers that were being serviced by the affected locations. The successful recapitalization of our debt and certain equity securities and the previous restructuring of our operations has allowed us to generate sufficient cash flows to meet our capital needs for the previous two fiscal years.

         In order for the Company to continue to generate sufficient cash flow going forward, the Company has concluded is necessary to exit its paging business. The Company has struggled for the past several years to minimize the costs of operating its paging business in a time of declining revenues. With paging revenues expected to continue declining for the foreseeable future and a relatively fixed cost structure of maintaining the paging network and infrastructure, it has become increasingly difficult to maintain a positive cash flow from the paging business. Three years ago, the Company recognized the declining trend in its paging business and began to develop a telemetry business. To date revenues from the telemetry business have been insignificant. The market for telemetry products is large and relatively new but continued technical issues with our telemetry products have prohibited the Company from growing this business. In October 2005 the Company decided to restructure its telemetry operations and is continuing with this effort. This restructuring will result in changes to the existing telemetry product lines and disposition of certain assets related to the business. However, the Company will retain ownership of all intellectual property related to this business. The Company will attempt to sell part of its telemetry customer base using products that the Company no longer plans to support as well as to dispose of certain finished goods inventory and fixed assets not directly utilized in supporting the intellectual property or the ongoing product lines.

         The current prospects of the Company's paging business coupled with the lack of success in the telemetry business led the Company to look to a strategy that would allow the Company to grow the business in the future. The only solution apparent was to divest the current business and buy another business with revenue prospects that could carry the Company forward. After selling the paging business, the Company plans to acquire one or more growth companies and integrate them into the existing infrastructure at Teletouch. The Company believes that the sale of its paging business is necessary at this point while there is still value in this operation. Teletouch has identified and is in negotiations with a number of target companies available for acquisition. In the interim period after the sale and through the time a new company is acquired, Teletouch will continue to operate as a publicly traded company and restructure its remaining telemetry business while continuing to capitalize on the opportunities within the two way radio operations afforded by the recent availability of homeland security funding to various local public safety entities to upgrade their communications systems. The Company anticipates integrating its ongoing telemetry operations with one of the potential acquisition targets. Subsequent to the successful sale of the paging business, most of the Company's efforts over the coming months will focus on minimizing expenses of the remaining operations while securing additional financing to complete an acquisition.

         In August 2005, with the assistance and guidance of its independent advisors, Howard Frazier Barker Elliot, Inc. ("HFBE"), our management completed an evaluation of the Company's future business direction and a valuation of the Company's paging business. Having assessed the limited market opportunities, reviewed management's recommendation, and reviewed the fairness opinion rendered by HFBE, the Board has determined that the disposition of the paging business assets was in the best interests of our stockholders. On August 19, 2005, our Board approved and authorized our executive management to enter into an Asset Purchase Agreement ("APA") with the Buyer (as defined below) to sell substantially all of our assets to the Buyer. The APA was amended in December 2005 (the "First Amendment"). The terms and provisions of the proposed asset disposition transaction, as set forth in the APA and the First Amendment, are described below.

         On August 26, 2005, we filed a Current Report on Form 8-K disclosing the material terms and conditions of the proposed asset sale on our financial operations and attaching the underlying documents as exhibits to that filing.

REASONS FOR THE SALE OF THE PAGING BUSINESS; BOARD RECOMMENDATION

         In approving the proposed APA and recommending that the stockholders approve the proposed asset sale transaction, our Board considered a number of relevant factors, including, but not limited to, the following: o a continued substantial decline in the paging business over the last several years and strong expectations that net paging subscriber deletions will continue as the demand for one-way paging continues to decline;

         o that Teletouch had vigorously explored alternative strategic options available to it;

         o that the Board believes that all realistic potential acquirers of our assets had been contacted with no interest/committed response other than from the Buyer;

         o that the value of our assets would decline over time, and may decline precipitously, and that the asset sale represents the best opportunity to monetize the value of our assets at their present value;

         o        that the proposed asset sale would maximize the amount of cash
                  available   for   Teletouch  to  maximize  the  value  of  the
                  enterprise to its creditors and stockholders;

         o that HBFE, our financial advisor, rendered an opinion to Teletouch that the purchase price under the APA for the Acquired Assets is fair, from a financial point of view, to Teletouch and its stockholders.

         THE FOREGOING INCLUDES THE MATERIAL FACTORS CONSIDERED BY OUR BOARD. IN VIEW OF ITS MANY CONSIDERATIONS, THE BOARD DID NOT QUANTIFY OR OTHERWISE ASSIGN RELATIVE WEIGHT TO THE SPECIFIC FACTORS CONSIDERED. IN ADDITION, INDIVIDUAL BOARD MEMBERS MAY HAVE GIVEN DIFFERENT WEIGHTS TO DIFFERENT FACTORS.

         After weighing all of these considerations, our Board unanimously:

         o determined that the APA and the transactions contemplated thereunder, are fair to Teletouch and in the best interests of Teletouch and its stockholders,

         o        approved and adopted the APA and the transactions contemplated
                  thereunder,   in  accordance  with  the  requirements  of  the
                  Delaware General Corporation Law,

         o        declared that the APA is advisable, and

         o resolved to recommend that our stockholders approve and adopt the APA.

         For  the  reasons  set  forth  above,   our  Board  believes  that  the
contemplated asset sale is in the best interests of Teletouch and its stockholders and unanimously recommends that stockholders vote FOR the approval and adoption of the APA and the asset sale transaction described herein.

FAIRNESS OPINION

         Founded in 1991, HFBE is an investment banking, business valuation and financial advisory firm providing a range of financial services to both public and private businesses in a wide range of industries. In addition to fairness opinions and valuations, HFBE also provides merger and acquisition advisory services, real estate financing, private placements of debt and equity, senior debt financing, litigation support and general financial advisory services. HFBE was engaged to assist us in, among other things, reviewing our existing business plans and identifying strategic solutions and directions available to us.

         HFBE made several presentations to our Board in connection with its engagement by the Company. Specifically, HFBE conducted a detailed assessment of strengths and challenges facing Teletouch in the present market environment as well as an informal valuation analysis of the Company. HFBE also reviewed other transaction alternatives. With management's participation and approval, HFBE evaluated a number of the most probable strategies. In consultation with HFBE, the Board concluded that it was unlikely that a suitable equity investor would be identified to invest in the Company.

         Management had previously reviewed many potential merger and acquisition partners and developed a list of companies/equity sponsors that were contacted about the opportunity. Various potential partners turned down the opportunity due to various reasons, including, among others, for a lack of strong geographic overlap, concerns about splitting out the customer base, cash usage, general integration issues, and uncertainty of one-way paging viability.

         The Buyer (as defined below) was the only company with the necessary financial capability to express an interest in acquiring the paging assets. In addition, its offer exhibited several advantages, including, but not limited to an anticipated prompt closing of the transaction and that the Buyer was prepared to take over the operations immediately (subject to certain transition support from our management).

         In assessing the proposed asset sale transaction, HFBE considered the following, among other factors:

         o        widely  accepted   valuation   methodologies   to  perform  an
                  independent analysis of the enterprise value and equity value of the paging business

         o        the terms of the proposed transaction

         o Teletouch's viability under its current capital structure and the resulting value and benefits available to the existing common stockholders

         o Teletouch's prospects for obtaining additional debt or equity financing

         o        Teletouch's future needs for additional capital

         o the value available to common stockholders in a bankruptcy or Chapter 11 reorganization

o        comparable merger & acquisition transactions.

         In addition to the  consideration  being fair from a financial point of
view,  HFBE  further  noted  several  other   considerations  in  its  analysis,
including:

         o prospective acquisition targets, investors and lenders have all expressed concern over the declining paging business, which management believes has prevented Teletouch from raising capital or using its stock to make acquisitions

         o Teletouch's inability to raise additional capital has also significantly limited the ability to expand the telemetry business

         o management's strategy to refocus Teletouch on the telemetry business, eventually gain research analyst coverage and possibly increase interest in the Company's stock (further facilitating its use as an acquisition currency) cannot be accomplished with the paging business

         o while there could be no assurance that a better offer could not be obtained in the future, Teletouch's flexibility was limited unless a funding source could be identified to provide the time necessary to explore other options.

         o it provides needed capital to Teletouch, which for more than two years has unsuccessfully attempted to raise both debt and equity financing.

         Based on the foregoing analysis of the proposed transaction, HFBE provided a fairness opinion to the Board dated August 30, 2005, in which opinion it concluded that the proposed asset sale transaction would be fair to the stockholders of Teletouch (other than Robert McMurrey) from a financial point of view. However, in arriving at this opinion, HFBE did not consider, and was not requested to consider, the potential impact of any acceleration of the Company's obligations due under the 6,000,000 redeemable common stock warrants issued in 2002 that may be triggered by the completion of this transaction.

         HFBE IS NOT MAKING ANY RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY REGARDING HOW SUCH STOCKHOLDER SHOULD VOTE OR ACT ON ANY MATTER RELATING TO THE PROPOSED ASSET SALE.

PARTIES TO THE ASSET PURCHASE AGREEMENT

         SELLER

         TELETOUCH COMMUNICATIONS, INC. is a Delaware corporation. Its principal offices are located at 1913 Deerbrook Drive, Tyler, Texas 75703. Its telephone number is (903) 595-8800. Teletouch also maintains an Internet website at http://www.teletouch.com.

         BUYER

         TELETOUCH PAGING LP ("Buyer") is a Texas limited partnership and a wholly-owned newly formed subsidiary of Mayfair Investments, LLC, a private Fort Worth, Texas investment group. The Buyer's address is 7471 Benbrook Parkway, Benbrook, Texas 76126. Its telephone number is (817) 820-6300.

 GENERAL FINANCIAL TERMS OF THE ASSET PURCHASE AGREEMENT

         On August 19, 2005, our Board approved and authorized our executive management to enter into an Asset Purchase Agreement with the Buyer to sell substantially all of our assets to the Buyer. The assets included in the asset sale transaction include substantially all of the designated assets of the paging business (the "Acquired Assets") with a net carrying value at August 31, 2005 of approximately $3.9 million.

          Under the terms of the APA, the Buyer's aggregate consideration for the Acquired Assets was originally contemplated to be approximately $5.25 million as of August 31, 2005 and will be payable as follows: (i) $4,000,000 less the cumulative earnings before interest, taxes, depreciation and amortization ("EBITDA") attributable to the paging business from September 1, 2005 through the closing date to be payable in cash to the Company on the closing date, (ii) $1.2 million non-interest bearing note payable to the Company due in 12 monthly payments of $100,000 each beginning the earlier of the date that Buyer has satisfied its obligations under its senior borrowings or August 31, 2007 and (iii) the assumption of approximately $50,000 notes payable related to vehicles being sold (collectively, the "Purchase Price"). However, because the transaction is not expected to close before March 2, 2006, the consideration to be received by the Company for the sale will be reduced by an estimated $1.8 million which approximates the EBITDA of the paging business from September 1, 2005 through the anticipated closing date of March 2, 2006.

         On December 30, 2005, the payment terms of the APA were amended to reflect the foregoing and certain other changes. A copy of the First Amendment is included as APPENDIX B to this proxy statement. The amendment to the APA limits the reductions that can be taken against the cash portion of the consideration so that in no event will such amount be more or less than $2.2 million and provides that the $1.2 million note payable will be prepaid at closing. Therefore, the total cash consideration payable to the Company at the closing will be $3.4 million and the promissory note will be cancelled.

         The Purchase Price is subject to adjustment based on the Company's net working capital, as defined in the APA, at closing and the value of any excess net working capital transferred will be paid to the Company by the Buyer within 45 days of closing. As of August 31, 2005, approximately $20,000 in excess working capital, as defined in the APA, is related to the paging business and would be transferred to the Buyer if the transaction were to have closed at that date. Because the levels of working capital change monthly, there is no way to estimate the balance that will exist as of closing.

         The APA does not contemplate any termination or breakup fees or penalties. The APA also contains representations and warranties, indemnification and other provisions customary for agreements of this nature. Closing of the APA is contingent upon obtaining the approval of the Company's shareholders as well as approvals from federal regulators and other customary closing conditions. The transaction is expected to close within ten days following the receipt of the required shareholder approval.

         The parties to the APA have also entered into a Management Agreement ("MA"), to facilitate a smooth transition of the paging business operations from Teletouch to the Buyer. A copy of the MA is enclosed as Appendix D to this proxy statement and its terms and provisions are described in detail further in this discussion.

         All amounts disclosed in this proxy statement with respect to the asset sale transaction have been calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). The calculation of these amounts requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the transaction date, and the reported amounts of gains and costs. On an on-going basis, management evaluates its estimates and judgments, including those related to intangible assets, contingencies, collectibility of receivables and litigation. Management bases its estimates and judgments on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of the assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

PRINCIPAL PROVISIONS OF THE ASSET PURCHASE AGREEMENT

         The material terms of the APA are summarized below. The following description does not purport to describe all of the terms and conditions of the APA and MA. Full text of the APA and MA are attached to this proxy statement as APPENDIX A and APPENDIX D, respectively, and are incorporated by reference into this discussion. Additionally, the First Amendment to the Asset Purchase
Agreement, dated December 30, 2005, is attached to this proxy statement as APPENDIX B. All stockholders are urged to read the entire text of the APA and MA. Also, APPENDIX C to this proxy statement contains pro forma presentation of the effect of the proposed asset sale transaction on our balance sheet and statement of operations. All stockholders are urged to review this presentation in its entirety.

ASSETS TO BE SOLD

         The Acquired Assets proposed to be sold to the Buyer consist of virtually all of the assets currently used to operate Teletouch's paging business, including (but not limited to):

         o PAGING EQUIPMENT AND INVENTORY - all terminals, transmitters, pagers, accessories and other merchandise, supplies, stock in trade and other such Teletouch assets held for sale or lease or to be furnished under contracts of service or held as work in process or to be used the business, including any inventory held by customers for replacement of leased pagers, such equipment commonly referred to as spares;

         o SPARE PARTS AND SUPPLIES - all of Teletouch's spare parts, supplies, specialty tools and other items and equipment;

         o LEASES - all rights, title and interest under the real property leases, licenses and subleases;

         o FIXTURES AND FURNITURE - all of Teletouch's shelving, desks, displays and display cases, lighting, built-in furniture and other fixtures located at its stores and home offices and all furniture, movable or immovable;

         o        STORE  EQUIPMENT  -  cash   registers,   computers  and  other
                  equipment located at the stores;

         o PERMITS - all of Teletouch's licenses, permits, franchises, consents, approvals and authorities granted to Teletouch by any person or entity and applicable to the business, including all licenses and permits issued by the FCC and the FAA and all subsequent permits and pending applications;

         o CUSTOMER LISTS AND CONTRACTS - all of Teletouch's rights, title and interest in and to the customer contracts with respect to the business;

         o LEASED PAGERS - all owned inventory held and used by customers in the ordinary course of business;

         o        TELEPHONE NUMBERS, BOOKS AND RECORDS;

         o GOODWILL - all goodwill and going concern value of the business;

         o CLAIMS AND DEFENSES - any rights of the Company pertaining to any counterclaims, set-offs or defenses with respect to any Assumed Obligations (as described below);

         o PREPAID ITEMS - all prepaid claims, prepaid taxes, prepaid insurance premiums and other prepaid expense items;

         o INDEMNITIES AND INSURANCE - third-party indemnities, policies of insurance, fidelity, surety or similar bonds related to the Company's assets;

         o ACCOUNTS RECEIVABLE - all accounts receivable of the business through the closing date;

         o        INTELLECTUAL PROPERTY;

         o        CERTAIN RESELLER AND INTER-CARRIER AGREEMENTS;

         o ADDITIONAL ASSETS - any additional assets from time to time acquired for the paging business in the ordinary course of business prior to closing date.

ASSETS TO BE EXCLUDED FROM SALE

         The assets to be acquired by the Buyer under the APA do NOT INCLUDE any of the following excluded assets:

         o ALL CASH - on hand or on deposit and arising out of the operation of the business prior to the closing date (except for petty cash at store locations) ;

         o ANY ASSETS (including inventory, receivables, payables and Teletouch's corporate name "Teletouch Communications, Inc." and the trade names "Teletouch", "Visao Systems" and "Visao) related to Teletouch's business as a two-way radio dealer or to its business as a provider of telemetry products and services;

         o        CAUSES  OF  ACTION,   THIRD-PARTY  INDEMNITIES,   policies  of
                  insurance, fidelity, surety or similar bonds and the coverage afforded thereby OTHER THAN those relating to the Assets;

         o TAX REFUNDS related to Teletouch's business or assets relating to taxes paid for all periods prior to closing date;

         o        LEASE of Teletouch's corporate headquarters in Tyler, Texas;

         o LEASES AND CONTRACTS for telephone systems for Teletouch's two-way and telemetry businesses; and

         o        CORPORATE GOVERNANCE DOCUMENTS of Teletouch.


OBLIGATIONS TO BE ASSUMED BY THE BUYER

         Upon the consummation of the contemplated asset sale, the Buyer will assume and agree to pay, perform and discharge, in a timely manner the following Teletouch obligations:

         o PERMITS, CUSTOMER CONTRACTS, RESELLER AGREEMENTS AND LEASES properly transferred and assigned to the Buyer;

         o CUSTOMER DEPOSITS existing on the closing date to the extent such deposits remain outstanding; and

         o TELETOUCH'S OBLIGATIONS ASSOCIATED WITH CERTAIN VEHICLES Used in Maintenance of the Paging Business.

EXCLUDED OBLIGATIONS AND LIABILITIES

         Except as provided above, the Buyer will not be obligated to pay, perform or discharge any of Teletouch's debt, obligation, cost, expense or liability, including, but not limited to debts, obligations, costs, expenses and liabilities:

         o related to any of the excluded assets or to any employees of Teletouch, including all severance, retirement, medical and other benefits payable to employees or former employees or to their dependents or beneficiaries;

         o for any foreign, federal, state or local taxes owed by Teletouch;

         o for any losses, costs, damages, judgments, penalties, expenses, fines, debts, liabilities and obligations arising
                  (i) from any agreement, commitment, undertaking, law, rule, regulation, order or other obligations, or (ii) out of any claims or actions against Teletouch or Buyer, arising out of events, facts, circumstances or conditions existing on or occurring prior to the closing date;

         o for any of Teletouch's liabilities or expenses incurred in the negotiation of and carrying out of its obligations under the APA;

         o for any product liability resulting from any product sold by Teletouch prior to the closing date or any tort liability of Teletouch not expressly assumed by the Buyer;

         o        for any  pre-closing  date breach or  violation  of any of the
                  assigned   contracts   unless  such  breach  or  violation  is
                  specifically assumed by the Buyer; and

         o for any regulatory user fees for the period prior to the closing date and payable to the FCC.

PURCHASE PRICE AND ADJUSTMENTS

         The consideration for the Acquired Assets and operations is approximately $3,400,000 payable in cash to Teletouch on the closing date. The consideration represents two components contemplated in the APA as amended under the First Amendment to the Asset Purchase Agreement dated December 30, 2005: (i) a $2,200,000 cash payment net of certain adjustments as described below and (ii) a $1,200,000 prepayment against the non-interest bearing promissory note to be issued in conjunction with the APA.

         The APA originally contemplated the consideration to be $4,000,000 in cash (the "Cash Payment") and a $1,200,000 non-interest bearing promissory note if the transaction was closed on or before September 1, 2005. Because of delays expected at the time the execution of the APA, provisions were included in the APA to reduce the stated cash consideration each month from September 1, 2005 through the closing date, currently, set to occur on March 2, 2006. The Cash Payment will be:

         (1) REDUCED by the amount of Teletouch's EBITDA beginning September 1, 2005 through the closing date determined in accordance with Seller's current GAAP and business management practices (e.g. monthly recognition of deferred revenue),

         (2) REDUCED by an amount equal to the lesser of (i) the amount, if any, by which the interest earned on the escrowed funds during the period between August 31, 2005 and the closing date is less than the imputed interest on such escrowed funds for the same period, calculated at the prime rate of interest quoted in the Wall Street Journal on August 31, 2005 plus 1% or (B) $10,000.00 and,

         (3) increased by the amount of any approved cash capital expenditures incurred by Teletouch from September 1, 2005 through the closing date.

         The calculation of EBITDA discussed above will reflect a reduction of earnings attributable to payment of the management fees paid by Teletouch to the Buyer during the period from September 1, 2005 through the closing date (see "Management Agreement" discussion below). The management fees to be paid in accordance with the management agreement total $50,000 per month, with $25,000 payable on the 1st and 16th of each month through the closing date

         Under the terms of the First Amendment, the Cash Payment will be $2,200,000 after giving effect to the payment adjustments set forth above.

         As of the date hereof, the cash expected to be received at closing is $3.4 million. The $3.4 million cash expected to be received at closing represents the original $4.0 million Cash Payment less $1.8 million projected EBITDA of the paging business from September 1, 2005 through an approximate closing date of February 28, 2006 plus the $1.2 million prepayment against the promissory note. The actual EBITDA of the paging business may differ materially from the projected EBITDA through the closing date, however, under the terms of the First Amendment the Cash Payment portion of the consideration will be $2.2 million which will result in $3.4 million due to Teletouch at closing including the prepayment on the promissory note.

         Under the APA, a provision exists that allows for certain reductions to taken by the Buyer against the principal amount of the promissory note if the Company's contract with Entergy Corporation and its affiliates (collectively, "Entergy") is not renewed. At the time of execution of the APA, the Entergy contract had not been renewed but has been renewed as of the date hereof, therefore, no further rights exist to the Buyer under this provision.

         Teletouch and the Buyer agreed that the purchase price will be allocated to (1) the aggregate appraised value of the assets as determined by the Buyer and Teletouch, (2) $50,000 to the Non-Competition and Non-Solicitation Agreement to be executed and (3) the remainder - to goodwill.

         A.       PURCHASE PRICE ADJUSTMENTS

         The purchase price payable under the APA may be adjusted based on the following:

         (i) NET WORKING CAPITAL ADJUSTMENT - The purchase price is subject to adjustment based upon a measure of the difference between Teletouch's current assets (as defined), and current liabilities (as defined) as of the closing date (NWA) as follows: if the NWA is less than zero, then Teletouch will pay to the Buyer a sum equal to the NWA; or, if the NWA is greater than zero, then the Buyer will pay to Teletouch the NWA.

         (ii) ADJUSTMENT AMOUNT - The Buyer will have 45 days following the closing date to prepare and deliver to Teletouch a statement of charges, expenses and losses incurred by the Buyer as a result of the breach by Teletouch of any representation or warranty under the APA. In the event such amount exceeds $50,000, Teletouch will pay to the Buyer the adjustment amount within 45 days.

         B.       COLLECTIONS GUARANTY

                  Within 90 days of the APA closing date, the Buyer will prepare and deliver to Teletouch a statement of Accounts Receivable that remain uncollected after reasonable and diligent collection efforts by Buyer. If the uncollected Accounts Receivable on such bad debt statement is less than $25,000, then the Buyer will pay to Seller the amount of such deficit. Otherwise, if the uncollected Accounts Receivable are in excess of $25,000, Teletouch agreed to pay to the Buyer the lesser of (i) the amount by which such uncollected Accounts Receivable exceeds $25,000 or (ii) 25,000.

REPRESENTATIONS, WARRANTIES, COVENANTS

         In the APA, we make certain representations and warranties to the Buyer, including (but not limited to) our existence and good standing, authority to complete the asset sale, consents and approvals, net working capital, warranty claims, contracts and commitments, permits, taxes, intellectual property, compliance with laws, employment relations, environmental laws and regulations, disclosure, government contracts and undisclosed liabilities. The Buyer, in turn, makes representations and warranties to us relating its existence and good standing, power and authority, no violations, broker's or finder's fees.

         The APA also contains covenants of the parties, including (but not limited to) cooperation, conduct of business, various provisional agreements, exclusive dealing, governmental filings, books and records, further assurances, use of name, etc.

CONDITIONS TO CLOSING

         In addition, the APA contains certain conditions to the Buyer's and Teletouch's obligations as described below. The Buyer's obligations under the APA to purchase the Acquired Assets and to consummate other contemplated transactions AND Teletouch's obligations to sell the Acquired Assets are subject to satisfaction of certain conditions which include (but are not limited to) the following:

         o that the respective party's representations and warranties contained in the APA are true and correct in all material respects on and as of the closing date;

         o that each and all of the agreements and covenants of the respective party to the APA to be performed on or before the closing date have been duly performed in all material respects;

         o that no action or proceedings have been instituted before any governmental authority to restrain or prohibit any of the transactions contemplated by the parties to the APA;

         o that all proceedings to be taken in connection with the transactions contemplated by the APA are reasonably satisfactory in form and substance to the parties to the APA and their respective counsel; and

         o that each of the consents required in connection with the APA have been obtained.

TRANSFER OF PERMITS

         With respect to Teletouch's licenses issued by the FCC, such licenses will not be transferred until all governmental consents and approvals necessary to permit the consummation of the asset sale transaction will have been received, including (but not limited to) all necessary FCC approvals and until such FCC approvals will be final and non-appealable. Teletouch has agreed to assign all of its respective rights, title and interest in and to such licenses and permits to the Buyer on the 1st business day following the date on which the parties receive evidence of final and nonappealable FCC approvals.

CLOSING

         If our stockholders approve the proposed asset sale to the Buyer, we plan, subject to the regulatory and other approvals discussed in this Proposal 1, to close the proposed sale as soon as possible and currently expect the closing to occur on or about March 2, 2005.

INDEMNIFICATION

         Teletouch agreed to indemnify the Buyer and its affiliates from any third party claims and any liabilities incurred, to the extent such liabilities arise out of or result from and against any and all damages suffered as a result of:

         o any misrepresentation, breach of warranty, non-fulfillment of any agreement or covenant on the part of Teletouch,

         o any liability or obligation which pertains to the ownership, operation or conduct of the business or assets arising from any acts, omissions, events, conditions or circumstances occurring before the closing date and

         o        the excluded liabilities.

         There is no limitation on the indemnification amount under the APA.

TERMINATION

         The APA may be terminated and the transactions contemplated thereunder may be abandoned at any time on or prior to the closing date by:

         o        the mutual written consent of the parties to the APA;

         o by either party on or after the 10th day following receipt of approval of Teletouch's stockholders, if the closing has not occurred by such date;

         o by Teletouch in writing if (i) the approval of Teletouch's stockholders has not been obtained by September 30, 2005 or
                  (ii) if such approval is obtained but 5% or more of the outstanding shares of capital stock of Teletouch vote against the proposed transaction and have asserted their dissenters rights;

         o by either party in writing, without prejudice to other rights and remedies which the terminating party may have, if the other party will (i) materially fail or have failed to perform its covenants or agreements contained herein required to be performed on or prior to the closing date, or (ii) materially breach or have breached any of its representations or warranties contained herein.

         o        by  the  Buyer  in  writing  without  penalty   following  the
                  occurrence of any event that has a material adverse impact on the business and the assets, taken as a whole.

         o by either party in writing if the parties cannot agree on a MSA by August 31, 2005.

         The APA does not contemplate any termination or breakup fees or penalties.


         THE MATERIAL TERMS OF THE APA ARE SUMMARIZED ABOVE. THE FOLLOWING DESCRIPTION DOES NOT PURPORT TO DESCRIBE ALL OF THE TERMS AND CONDITIONS OF THE APA AND THE RELATED AGREEMENTS. FULL TEXT OF THE APA IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED BY REFERENCE INTO THIS DISCUSSION. ALL STOCKHOLDERS ARE URGED TO READ THE ENTIRE TEXTS OF THESE AGREEMENTS.

INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS

         To the best of our knowledge, none of our officers or directors have an interest, direct or indirect, in the asset sale transaction.

STOCKHOLDER, REGULATORY AND OTHER APPROVALS

         The proposed asset sale is contingent upon obtaining the approval of the Teletouch stockholders, the FCC approval and other customary closing conditions. The Board of Directors decided to seek stockholder approval since Teletouch is proposing to dispose of its paging business assets, which are a significant source of the Company revenues and earnings and may, under the laws of the State of Delaware, be considered to be a substantial part of the Company's assets. Regulatory approval is required because Teletouch operates telecommunication services which may only be delivered by certificated entities. We must comply with certain federal and state regulatory requirements as a condition of the proposed asset sale. Teletouch is the holder of various state and federal authorizations and licenses pursuant to which we have been granted the necessary authority to provide communications services to our customers. Under the terms of the APA, Teletouch has agreed to seek permission to transfer permits and licenses to the Buyer. Obtaining the necessary regulatory approval is not without risk. There is a risk that one or more of the various regulators does not approve the asset transfer, or that a transfer is not approved on a timely basis. Either or both of these events may cause the Buyer and Teletouch not to proceed with the contemplated transaction.

THE BUYER'S REASONS FOR THE ASSET PURCHASE

         The Buyer believes that sufficient paging customers will remain within the Company's market area to generate positive cash flow for an extended period of time. The Buyer anticipates that the acquisition of Teletouch's assets will allow the Buyer to generate sufficient revenue to repay the complete purchase price and continue to generate positive cash flow and earnings thereafter.

USE OF PROCEEDS FROM THE PROPOSED ASSET SALE

         We intend to use cash proceeds from the asset sale transaction to fund an acquisition of one or more businesses that are complimentary to our telemetry and two way radio businesses and to a lesser extent, fund existing corporate and telemetry operations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE

         The following discussion is a general summary of the material federal income tax consequences of the APA to Teletouch, but does not purport to be a complete analysis of all the potential tax effects. The discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Internal Revenue Code of 1986, as amended ("Code"), U.S. Treasury regulations, the Internal Revenue Service ("IRS") rulings and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that Teletouch will consummate the APA substantially in accordance with its terms. Teletouch will recognize taxable gain or deductible loss on the sale of each asset pursuant to the APA. The amount of such gain or loss will be the difference between Teletouch's adjusted tax basis for each asset and the amount of consideration received for that asset (reduced by the costs of the transaction allocable to that asset). It is anticipated that Teletouch has tax basis in the assets to be sold which exceeds the proceeds to be received pursuant to the APA and thus will incur a deductible loss on the transaction which may be realized if the Company generates taxable income in the future.

         The stockholders will not recognize any gain or loss as a result of the sale of the Acquired Assets under the APA.

NO APPRAISAL RIGHTS

         Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of Teletouch stock in connection with the transactions contemplated by the APA or to any similar rights of dissenters under Delaware law.

MANAGEMENT AGREEMENT

          The parties to the APA have agreed to enter into a Management Agreement ("MA") on August 31, 2005 such that the Buyer will have prescribed decision making authority during the period after the execution of the APA, but prior to the closing of the transaction, to assist in a smooth transition of the paging business operations prior to closing.

         Under the MA, the Buyer agreed to perform all marketing, managerial and administrative functions required for the operation of the our stations, including the collection of revenues and payment of expenses, subject to the supervisory powers and duties of the Company. The Buyer agreed to remit to the Company all profits from the operation of the stations, after paying the expenses of operating the stations from the revenues collected. The Buyer agreed to manage the business consistent with current Company policies and practice and any deviations from such policies and practice would require approval of the Company.

         The right of ownership of our stations, and full control and supervision over their operation remains vested in and is retained by the Company. We retain full control over and responsibility for all decisions with regard to the following matters affecting station operation, including:

         o        policy decisions regarding operation and maintenance;
         o        the  payment  of  all  financial   obligations  and  operating
                  expenses;
         o        the hiring, supervision, and dismissal of all employees;
         o        the receipt of all revenues and profits from  operation of the stations;
         o        the handling of customer complaints;
         o the preparation and filing with the FCC of any applications for construction permits for additional facilities, licenses for constructed facilities, or modification of existing construction permits or licenses; and
         o        compliance with all FCC rules, regulations and requirements.

         Furthermore, we retain the right to complete and unfettered access to and control over all facilities and equipment associated with the stations.

         As its compensation for management services under the MA, the Buyer is entitled to a management fee of $25,000 on the 1st and 16th day of each month during the term of the MA if the APA closing has not occurred on or prior to the date that such payment is due. As of the date of this proxy statement, the Company paid a total of $200,000 to the Buyer in accordance with the terms and provisions of the MA.

         The term of the MA is one year and may be terminated by either party to the agreement.

         THE MATERIAL TERMS OF THE MA ARE SUMMARIZED ABOVE. THE FOLLOWING DESCRIPTION DOES NOT PURPORT TO DESCRIBE ALL OF THE TERMS AND CONDITIONS OF THE MA AND THE RELATED AGREEMENTS. FULL TEXT OF THE MA IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX D AND IS INCORPORATED BY REFERENCE INTO THIS DISCUSSION. ALL STOCKHOLDERS ARE URGED TO READ THE ENTIRE TEXTS OF THESE AGREEMENTS.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The approval of Proposal 1 requires an affirmative vote of a majority of the outstanding shares of common stock entitled to vote, in person or by proxy, at the Annual Meeting.

         In addition, the vote of the holders of at least a majority of the GM Warrant or the shares of the Company's common stock issuable upon conversion of the GM Warrant calculated on an as-exercised basis voting separately, as a single class, given in person or by proxy, is required to approve this Proposal 1.

         Our Board believes that the proposed asset sale is in the best interests of Teletouch and our stockholders and recommends a vote FOR this proposal.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         Stockholder proposals that are intended to be presented by such stockholders at our 2005 Annual Meeting must be received no later than ______ (Deadline) in order to be eligible for inclusion in our proxy statement for the next annual meeting and must meet all other requirements specified in our bylaws. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices. All stockholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.

                                 OTHER BUSINESS

          The Board does not presently intend to bring any other business before the Special Meeting, and, so far as is known to the Board, no matters are to be brought before the Special Meeting except as specified in the Notice of the Special Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


                                       By Order of the Board of Directors

                                       TELETOUCH COMMUNICATIONS, INC.



                                       Douglas E. Sloan, Corporate Secretary


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE SIGN AND
    RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON,
           YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                         TELETOUCH COMMUNICATIONS, INC.

                                      PROXY

        SPECIAL MEETING OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.
                                ON MARCH 1, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the proxy statement, each dated January 16, 2006, and hereby appoints Henry Y.L. Toh, Marshall G. Webb, Clifford E. McFarland, Susan S. Ciallella and Robert M. McMurrey, and each or any of them proxies, and agents and attorneys-in-fact, with power of substitution, to vote all shares of the undersigned at the Special Meeting of stockholders to be held on March 1, 2006 at 10:00 a.m. at the Hotel Adolphus, 1321 Commerce Street, Dallas, Texas 75202 or at any adjournment thereof, upon the matters set forth in the proxy statement for such meeting.

         1. TO APPROVE THE SALE OF THE PAGING BUSINESS ASSETS OF TELETOUCH COMMUNICATIONS INC.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         2. TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

In the discretion of the proxies, on such other business as may properly come before the Special Meeting.

Dated:______________  ________________________________________________________
                      Signature
                      ________________________________Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A
                            ASSET PURCHASE AGREEMENT


                                 by and between


                              TELETOUCH PAGING, LP
                                    as Buyer

                                       and

                         TELETOUCH COMMUNICATIONS, INC.
                                    as Seller








                           DATED AS OF AUGUST 22, 2005

                            ASSET PURCHASE AGREEMENT



   This Asset Purchase Agreement (this "AGREEMENT") dated as of August 22, 2005, is by and between Teletouch Communications, Inc., a Delaware corporation ("SELLER"), and TeleTouch Paging, LP, a Texas limited partnership ("BUYER").

                              W I T N E S S E T H:

         WHEREAS, Seller is engaged in the business of operating VHF and UHF paging telecommunications systems and services and related answering services (collectively, the "BUSINESS"); and

         WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, substantially all of the assets of Seller associated with the Business, all upon the terms and subject to the conditions set forth below.

         NOW, THEREFORE, for the mutual covenants and other consideration described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. As used herein, the following terms have the meanings set forth below:

         "AAA": as defined in SECTION 14.3.

         "ACCOUNTS RECEIVABLE": all notes and accounts receivable of Seller attributable to the Business.

         "ACCOUNTS  PAYABLE":   the  payables  of  Seller  associated  with  the
Business.


         "ACT": the Communications Act of 1934, as amended.

         "ADJUSTMENT AMOUNT": as defined in SECTION 3.3.

         "AFFILIATE": with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.

         "AGREEMENT": this Asset Purchase Agreement, as amended from time to time as provided herein, and all exhibits, schedules and ancillary documents hereto, except where the context clearly indicates otherwise.

         "ANTENNA STRUCTURE REGISTRATION": Registration issued by the Commission with respect to certain antenna structures in accordance with Part 17 of the Rules and Regulations.

         "ASSETS":  as defined in SECTION 2.1.

         "ASSIGNED CONTRACTS":  as defined in SECTION 2.3.

         "ASSUMED OBLIGATIONS":  as defined in SECTION 2.3.

         "BAD DEBT RESERVE": as defined in the definition of "Current Assets" in this SECTION 1.1.

         "BAD DEBT STATEMENT":  as defined in SECTION 3.4.

         "BOOKS AND RECORDS": all books, records, books of account, files and data (including customer and supplier lists), catalogs, brochures, sales literature, promotional material, certificates and other documents used in or associated with the conduct of the Business or the ownership of the Assets, except that the Books and Records shall not include personnel records and files or any books, records, files and other data of Seller which relate exclusively to (i) organizational or governance proceedings of Seller, (ii) the Excluded Assets, or (iii) excluded obligations or liabilities in SECTION 2.4 below.

         "BUSINESS": as defined in the Recitals to this Agreement; provided, however, that such term shall in no event refer to (i) Seller's two-way radio business or (ii) Seller's existing telemetry business.

         "BUSINESS DAY": any day excluding Saturday, Sunday and any day on which banks in Fort Worth, Texas are authorized or required by law or other governmental action to close.

         "BUYER":  as defined in the preamble of this Agreement.

         "BUYER INDEMNITIES":  as defined in SECTION 13.2.

         "CASH PAYMENT": as defined in SECTION 3.1.

         "CLAIM":  as defined in SECTION 13.3.

         "CLOSING":  as defined in SECTION 11.1.

         "CLOSING DATE":  as defined in SECTION 11.1.

         "CODE": the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefore.

         "COMMISSION":  the Federal Communications Commission.

         "COMMUNICATIONS SITES": All properties on which Seller leases or licenses tower, ground, rooftop or other space for the operation of paging transmission equipment.

         "CONFIDENTIALITY AGREEMENT":  as defined in SECTION 14.13.

         "CONTRACT": any written contract, agreement or instrument relating to the Business to which Seller is a party or is otherwise bound, including, without limitation, supply contracts, customer agreements and accounts, any mortgages, deeds of trust, notes or guarantees, pledges, liens, or conditional sales agreements to which Seller is a party or by which any of its assets may be bound, of which copies have been made available to Buyer for review, but excluding Leases.

         "CURRENT ASSETS": (i) petty cash at store locations, (ii) trade accounts receivable (net of a reserve for bad debts equal to $25,000 plus the amount of all accounts over 90 days past due, such reserve being hereinafter referred to as the "BAD DEBT Reserve"), (iii) building and service deposits,
(iv) amounts owed to the Seller relating to TNPP and usage-based services provided by the Business but not yet billed, (v) prepaid expenses and yellow pages fees, and (vi) Inventory related to the Business.

         "CURRENT LIABILITIES": (i) paging service deferred revenue, (ii) customer accounts with credit balances relating to the Business, and (iii) customer security deposits related to the Business.

         "DAMAGES": as defined in SECTION 13.1.

         "DISPUTE": as defined in SECTION 14.3.

         "ENCUMBRANCES": liens, security interests, options, rights of first refusal, easements, mortgages, charges, debentures, indentures, deeds of trust, rights-of-way, restrictions, encroachments, licenses, Leases, Permits, security agreements, or any other encumbrances and other restrictions or limitations on the use or ownership of real or personal property or irregularities in title thereto.

         "ENVIRONMENTAL CLAIM": any and all administrative, regulatory, judicial or other actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such Environmental Law (cumulatively and for purposes of this definition, "ENVIRONMENTAL CLAIMS"), including without limitation (i) any and all Environmental Claims by Governmental Authorities for enforcement, penalties, cleanup, removal, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(ii) any and all Environmental Claims by any third party seeking damages, enforcement, penalties, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "ENVIRONMENTAL LAW": any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now in effect and in each case as amended and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to Hazardous Materials, the environment or health relating to or arising from environmental conditions, including without limitation the National Environmental Policy Act of 1969 (NEPA), 42 U.S.C. ss.4321 ET. SEQ.; Procedures Implementing NEPA, 47 C.F.R. ss.1.1307 ET. SEQ.; Occupational Safety and Health Act, as amended, 29 U.S.C. ss. 651 ET seq; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended 42 U.S.C. ss. 9601 ET SEQ.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss. 5101 ET SEQ.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901 ET SEQ.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.1251 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. ss. 300f ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 ET SEQ.; and relevant state and local laws.

         "EXCLUDED ASSETS":  as defined in SECTION 2.2.

         "EXCLUDED LIABILITIES": as defined in SECTION 2.4.

         "FCC APPROVALS":  as defined in SECTION 11.4.

         "GAAP": generally accepted accounting principles consistently applied (as such term is used in the American Institute of Certified Public Accountants Professional Standards).

         "GOVERNMENTAL AUTHORITY": means (a) any national, state, county, municipal or other government, domestic or foreign, or any agency, board, bureau, commission, court, department, or other instrumentality of any such government, or (b) any person having the authority under any applicable government requirements to assess and collect taxes for its own account.

         "HAZARDOUS MATERIALS": (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants," "regulated substances" or words of similar import under any applicable Environmental Law.

         "INDEPENDENT ACCOUNTANTS": as defined in SECTION 3.4.

         "INTELLECTUAL PROPERTY": domestic and foreign patents, patent applications, registered and unregistered trademarks, service marks, trade names and logos, registered and unregistered copyrights, computer programs and software, data bases, trade secrets, methods, designs, processes, procedures, proprietary information and any other intangible property used in or associated with the conduct of the Business and the ownership of the Assets, including all of Seller's rights to any such property which is owned by and licensed from others and any goodwill associated with any of the foregoing.

         "LEASES": any and all written contracts, agreements, and commitments regarding the lease of real or personal property to which Seller is a party or is otherwise bound that relate to or are used in the operation of the Business, including, but not limited to, leases of towers and transmitter sites.

         "LICENSE AGREEMENT":  as defined in SECTION 11.2.

         "MANAGEMENT AGREEMENT": as defined in ARTICLE IV.

         "MATERIAL ADVERSE EFFECT": a material adverse effect on the assets, liabilities, business, condition (financial or otherwise), results of operations or prospects of the applicable party.

         "NET WORKING CAPITAL": the total of Current Assets as of the Closing Date less Current Liabilities as of the same date.

         "NET WORKING CAPITAL ADJUSTMENT": as defined in SECTION 3.3.

         "NONCOMPETITION AND NONSOLICITATION AGREEMENT": a customary noncompetition and nonsolicitation agreement to be entered into by Buyer and Seller at Closing pursuant to which Seller agrees to not compete with the Business within the current market area of the Business for two years following Closing and agrees to not solicit customers or employees of the Business for two years following closing.

         "PENDING APPLICATIONS": any applications related to the Business filed with, but not granted by, the Commission on behalf of Seller prior to the Closing Date.

         "PERMITTED ENCUMBRANCES": (i) Encumbrances consisting of easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto that do not materially detract from the value of, or materially impair the use of, such property by Seller in the operation of the Business, (ii) Encumbrances for current taxes, assessments or governmental charges or levies on property not yet due and delinquent, (iii) Encumbrances created by Buyer, and (iv) Encumbrances, if any, relating to the Assumed Obligations.

         "PERMITS":  as defined in SECTION 2.1(J).

         "PERSON": any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or other department or agency thereof or other entity.

         "PRE-CLOSING PERIOD":  as defined in SECTION 5.12(A).

         "PRICE ALLOCATION":  as defined in SECTION 3.2.

         "PROMISSORY NOTE":  as defined in SECTION 3.1(B).

         "PURCHASE PRICE":  as defined in SECTION 3.1.

         "REGULATED PERMITS": as defined in SECTION 11.4.

         "RELEASES":  as defined in SECTION 5.17.

         "REQUISITE STOCKHOLDER APPROVAL": as defined in SECTION 7.4.

         "RESELLER AGREEMENTS": as defined in SECTION 2.1(X).

         "RETURNS":  as defined in SECTION 5.12(A).

         "RULES AND REGULATIONS": as defined in SECTION 5.10(B).

         "SCHEDULES": The schedules of Seller, Buyer or both as appropriate in the context and as referenced throughout this Agreement.

         "SELLER":  as defined in the preamble of this Agreement.

         "SELLER INDEMNITIES":  as defined in SECTION 13.1.

         "STORES": the Seller's leased store and warehouse facilities identified on SCHEDULE 2.1(F)(II).

         "SUBLEASE": as defined in SECTION 11.2.

         "SUBSEQUENT PERMITS": any Permits related to the Business acquired by or granted to Seller after the date of this Agreement but prior to the Closing Date.

         "SUPPLEMENTAL DISCLOSURE": as defined in SECTION 12.3.

         "TAX": any net income, alternative or add-on minimum tax, advance, corporation, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, value added, withholding, payroll, employment, excise, stamp or occupation tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty imposed by any Governmental Authority with respect thereto, and any liability for such amounts as a result either of being a member of an affiliated group or of a contractual obligation to indemnify any other entity.

         "TERMINATION PERIOD": as defined in SECTION 12.3.

         "VEHICLES":  as defined in SECTION 2.1(V).

         1.2 OTHER TERMS. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

         1.3 OTHER DEFINITIONAL PROVISIONS.

         (a) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular provision of this Agreement.

         (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

         (c) The terms defined in the neuter or masculine gender shall include the feminine, neuter and masculine genders, unless the context clearly indicates otherwise.

         (d) Reference to the "best knowledge" of a Person or words of similar import shall mean the actual or constructive best knowledge of such Person after reasonable due diligence as to the facts and circumstances addressed.

         (e) All references made herein to schedules and exhibits refer to the schedules and exhibits attached hereto, which are incorporated into and made a part of this Agreement by reference.

                                   ARTICLE II
                                 THE TRANSACTION

         2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, convey, transfer, assign and deliver, and cause to be sold, conveyed, transferred, assigned and delivered, all of Seller's rights, title and interest in and to the following assets (the "ASSETS") free and clear of all Encumbrances except Permitted Encumbrances, to Buyer on the Closing Date (except with respect to certain Permits which shall be conveyed in accordance with SECTION 11.4) against the receipt by Seller of the Purchase Price:

         (a) PAGING EQUIPMENT. All of Seller's paging equipment, including terminals and transmitters, more specifically listed on SCHEDULE 2.1(A), except as may be consumed in the ordinary course of business prior to Closing;

         (b) [INTENTIONALLY DELETED]

         (c) INVENTORY. All pagers, accessories and other merchandise, supplies, stock in trade and other such assets of Seller held for sale or lease in the ordinary course of the Business or to be furnished under contracts of service or held as work in process or to be used or consumed in the Business, including but not limited to the inventory described on SCHEDULE 2.1(C) and including any inventory held by customers for replacement of leased pagers, such equipment commonly referred to as spares, except as may be consumed in the ordinary course of business prior to Closing;

         (d) SPARE PARTS AND SUPPLIES. All of Seller's spare parts, supplies, specialty tools and other items and equipment used or useful in the operation of the Business;

         (e) [INTENTIONALLY DELETED]

         (f) LEASES. all of Seller's rights, title and interest under the real property leases, licenses and subleases listed on SCHEDULE 2.1(F)(I);

         (g)  FIXTURES.  all  shelving,   desks,  displays  and  display  cases,
lighting, built-in furniture and other fixtures owned by Seller, located at the Stores and Home Offices and used or useful in connection with the Business;

         (h) FURNITURE. all furniture, movable or immovable, located at the Stores and used or useful in connection with the Business;

         (i) STORE EQUIPMENT. all cash registers, computers and other equipment located at the Stores and used or useful in connection with the Business, except as otherwise specifically provided in SCHEDULE 2.1(I);

         (j) PERMITS. all licenses, permits, franchises, consents, approvals and authorities granted to Seller by any Person and applicable to the Business, including, but not limited to, all licenses and permits issued by the Commission and the Federal Aviation Administration, including all Subsequent Permits and Pending Applications (collectively, the "PERMITS"), all of such Permits, together with associated frequencies (if applicable) are listed on SCHEDULE 2.1(J);

         (k) CUSTOMER LISTS. Seller's current customer lists with respect to the Business, such list of customers being attached hereto as SCHEDULE 2.1(K), and all contact information associated with the customers on such lists;

         (l) CUSTOMER CONTRACTS. all of Seller's rights, title and interest in and to the customer contracts with respect to the Business (the "CUSTOMER CONTRACTS");

         (m) LEASED PAGERS. All of Seller's owned assets held and used by customers in the ordinary course of business.

         (n) TELEPHONE NUMBERS. All of the telephone numbers of the Business except as listed on SCHEDULE 2.1(N) attached hereto and made a part hereof;

         (o) BOOKS AND RECORDS. all Books and Records;

         (p) GOODWILL. all goodwill and going concern value of the Business;

         (q) CLAIMS AND DEFENSES. any rights of Seller pertaining to any counterclaims, set-offs or defenses Seller may have with respect to any Assumed Obligations;

         (r) PREPAID ITEMS. all prepaid claims, prepaid taxes, prepaid insurance premiums and other prepaid expense items of Seller related to the Business or the Assets, the sum total of which items are set forth on SCHEDULE 5.4 as of the date of such schedule;

         (s) INDEMNITIES AND INSURANCE. third-party indemnities, policies of insurance, fidelity, surety or similar bonds and the coverages afforded thereby relating to any of the other Assets;

         (t) ACCOUNTS RECEIVABLE. all Accounts Receivable of the Business incurred in the ordinary course of the Business prior to the Closing Date, which Accounts receivable as of August 31, 2005, including the aging of such, are detailed on SCHEDULE 2.1(T);

         (u) INTELLECTUAL PROPERTY. all Intellectual Property listed on SCHEDULE 2.1(U);

         (v) VEHICLES. the vehicles listed on SCHEDULE 2.1(V) (the "VEHICLES"); and

         (w) [INTENTIONALLY DELETED]

         (x)   RESELLER   AND   INTER-CARRIER   AGREEMENTS.   the  reseller  and
inter-carrier agreements listed on SCHEDULE 2.1(X) (collectively, the "RESELLER AGREEMENTS"); and

         (y) ADDITIONAL ASSETS. any additional assets from time to time acquired for the Business by Seller in the ordinary course of business prior to Closing Date, including those assets identified on SCHEDULE 2.1(Y), except for such property as may be used, sold, consumed or disposed of by Seller in the ordinary course of business prior to the Closing Date and in compliance with the terms and conditions of this Agreement.

         2.2 EXCLUDED ASSETS. The Assets shall not include any of the following (the "EXCLUDED ASSETS"):


         (a) all cash on hand or on deposit and arising out of the operation of the Business prior to the Closing Date, except for petty cash at store locations;

         (b) any assets (including inventory, receivables, payables and Seller's corporate name " Teletouch Communications, Inc" and the names "Teletouch", "Visao Systems" and "Visao") related to the Seller's business as a two-way radio dealer or to the Seller's business as a provider of telemetry products and services;

         (c)  causes  of  action  and  third-party   indemnities,   policies  of
insurance, fidelity, surety or similar bonds and the coverage afforded thereby other than those relating to the Assets;

         (d) tax refunds related to the Business or the Assets received or receivable by Seller relating to taxes paid by Seller for all periods prior to the Closing Date;

         (e) Seller's lease with respect to the corporate headquarters in Tyler, Texas;

         (f) Seller's leases and contracts for telephone systems for its two-way and telemetry businesses; and

         (g) minute books and governance documents of Seller.

         2.3 ASSUMPTION OF OBLIGATIONS. Upon the sale of the Assets by Seller, Buyer shall assume and agree to pay, perform and discharge, in a timely manner and in accordance with the terms thereof, from and after the Closing Date all of Seller's obligations with respect to the following (collectively, the "ASSUMED OBLIGATIONS"):

         (a) the Permits, Customer Contracts, Reseller Agreements and Leases properly transferred and assigned to Buyer hereunder in conformity with the provisions of such Permits, Customer Contracts, Reseller Agreements and Leases, which are listed in the schedules to this Agreement or otherwise defined herein (collectively, the "ASSIGNED CONTRACTS");

         (b) [INTENTIONALLY DELETED]

         (c) the customer deposits and prepaid amounts existing on the Closing Date to the extent such deposits were made pursuant to and remain outstanding under the Assigned Contracts, the sum total of which deposits and amounts are set forth on SCHEDULE 5.4 as of the date of such schedule; and

         (d) all of Seller's obligations under the vehicle leases and loans with respect to certain vehicles used in maintenance of the paging system, which leases and loans are identified on SCHEDULE 2.3(D).

The assumption by Buyer of the Assumed Obligations shall not enlarge any rights or remedies of any third parties under any contracts, agreements, instruments or arrangements of any kind with Seller. Nothing herein shall prevent Buyer from contesting in good faith any of the Assumed Obligations.

         2.4 EXCLUDED OBLIGATIONS AND LIABILITIES. It is expressly understood and agreed that, except as specifically provided in SECTION 2.3, Buyer shall not be obligated to pay, perform or discharge any debt, obligation, cost, expense or liability of Seller, whether absolute or contingent, known or unknown ("EXCLUDED LIABILITIES"), including, but not limited to debts, obligations, costs, expenses and liabilities:

         (a) related to any of the Excluded Assets or to any employees of Seller, including all severance, retirement, medical and other benefits payable to employees or former employees of the Business or of Seller or to their dependents or beneficiaries;

         (b) for any Taxes owed by Seller, including without limitation, any foreign, federal, state or local Tax (i) based on income or revenues of Seller, or any state franchise tax or sales or use taxes of Seller, (ii) based on wages earned by employees of Seller (as that term is defined under Section 3121 of the Code) or (iii) based on the time the asset was owned or operated by Seller, in which case Seller will pay its prorated portion of such Taxes when they come due;

         (c) for any losses, costs, damages, judgments, penalties, expenses, fines, debts, liabilities and obligations of any nature whatsoever based upon or arising (i) from any agreement, commitment, undertaking, law, rule, regulation, order or other obligations, or (ii) out of any claims or actions against Seller or Buyer, in either case arising out of events, facts, circumstances or conditions existing on or occurring prior to the Closing Date, whether or not filed or known to Seller prior to the Closing Date, unless such claims arise from Buyer's failure to perform an Assumed Obligation;

         (d) for any of the liabilities or expenses of Seller incurred in the negotiation of and carrying out of its obligations under this Agreement;

         (e) for liabilities and obligations of Seller to Buyer created by this Agreement;

         (f) for any product liability resulting from any product sold by Seller prior to the Closing Date or any tort liability of Seller arising out of the Assets or the Business not expressly assumed by Buyer hereunder;

         (g) for any pre-Closing Date breach or violation of any of the Assigned Contracts unless such breach or violation is specifically disclosed on SCHEDULE 2.4(G) and assumed by Buyer;

         (h) [INTENTIONALLY DELETED]

         (i) for any regulatory user fees attributable to the Assets or the Business for the period prior to the Closing Date and payable to the Commission.

Seller agrees to satisfy and discharge all the liabilities of Seller relating to the Business and which are not assumed by Buyer pursuant to the terms of this Agreement, whether known at the Closing or thereafter determined, and, pursuant to SECTION 14.2 below, Seller agrees to indemnify and hold Buyer harmless with respect thereto.

         2.5 NONASSIGNABLE CONTRACTS AND LEASES. If any Permits, Assigned Contracts or Leases are not by their respective terms assignable, Seller agrees to use its reasonable best efforts promptly to obtain, or cause to be obtained, prior to the Closing Date, any written consents necessary to convey to Buyer the benefit thereof. Buyer shall cooperate with Seller, in such manner as may be reasonably requested, in connection therewith, including without limitation, active participation in visits to and meetings, discussions and negotiations with all Persons with the authority to grant or withhold consent. To the extent that any such consents cannot be obtained, Seller and Buyer will use their reasonable best efforts to take such actions as may be possible without violation or breach of any such nonassignable Permits, Assigned Contracts or Leases to effectively (i) grant Buyer the economic benefits of, and (ii) impose upon Buyer the economic burdens of, such Permits, Assigned Contracts and Leases.

         2.6 ENTERGY CONTRACT. Buyer and Seller recognize the importance of the contract with Entergy Corporation and its Affiliates (collectively, "ENTERGY") in determining the Purchase Price paid for the Assets. To the extent the current Entergy contract has expired and (i) Entergy has not executed a new contract materially similar to the current contract and (ii) monthly revenues from Entergy are less than $85,000.00, Buyer and Seller hereby agree that the principal amount of the Promissory Note shall be reduced on a monthly basis by the difference between $85,000.00 and the current monthly billing up to a maximum of $25,000.00 for each month. In no event shall the Promissory Note be reduced by more than $600,000.00 pursuant to this SECTION 2.6. Any such reduction of the Promissory Note shall be evidenced by a written statement executed by Seller.

                                  ARTICLE III
                            PAYMENT OF PURCHASE PRICE

         3.1 AMOUNT; DELIVERY. In addition to Buyer's assumption of the Assumed Obligations, Buyer shall pay to Seller the consideration as follows (the "PURCHASE PRICE"), subject to adjustment as provided in SECTION 3.3 hereof, which Purchase Price shall be remitted by Buyer to Seller in the following manner:


         (a) $4,000,000 in cash (the "CASH PAYMENT") to Seller on the Closing Date (subject to adjustment as provided further in this clause (a)), all of which shall be paid by check or by wire transfer of immediately available funds to an account of Seller as designated in writing by Seller to Buyer not more than three (3) Business Days prior to the Closing Date or at such other date and time as may be agreed upon by both parties. The Cash Payment will be (1) REDUCED by the amount of the Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") of the Business beginning September 1, 2005 through the Closing Date determined in accordance with Seller's current GAAP and business management practices (e.g. monthly recognition of deferred revenue), (2) REDUCED by an amount equal to the lesser of (A) the amount, if any, by which the interest earned on the escrowed funds referenced below during the period between August 31, 2005 and the Closing is less than the imputed interest on such escrowed funds for the same period, calculated at the prime rate of interest quoted in the Wall Street Journal on August 31, 2005 plus 1% or (B) $10,000.00 and (3) INCREASED by the amount of any approved cash capital expenditures incurred by the Business from September 1, 2005 through the Closing Date. The calculation of EBITDA will reflect a reduction of earnings attributable to payment of the management fees paid pursuant to Article IV. Simply as evidence that Buyer has funds available to make the Cash Payment at Closing, on or before August 31, 2005, Buyer shall deposit the Cash Payment in an escrow account pursuant to an escrow agreement in form and substance satisfactory to both Buyer and Seller.
         (b) A non-interest bearing promissory note (the "PROMISSORY NOTE") in the amount of $1,200,000.00 payable to Seller due in twelve monthly payments of $100,000 each beginning March 1, 2007 as evidenced by a copy of such Promissory Note attached hereto as EXHIBIT A. The Promissory Note shall be secured by a lien on the Assets subject to customary subordination provisions required by Buyer's senior lender.

         3.2 PRICE ALLOCATION.

         (a) Seller and Buyer agree to comply with all filing, notice and reporting requirements described in Section 1060 of the Code and the Treasury Regulations promulgated thereunder. Seller and Buyer mutually agree that they have each independently appraised the Purchased Assets listed in the Schedules Seller and Buyer mutually agree that the purchase price shall be allocated as follows (the "PRICE ALLOCATION"):

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

         (i) first to the aggregate appraised value of the Assets as determined by the Buyer and Seller and listed in the Schedules;

         (ii) $50,000 to the Noncompetition and Nonsolicitation Agreement to be executed by Seller; and

         (iii) the remainder to goodwill.

         (b) Seller and Buyer agree to use their reasonable best efforts to reflect the Price Allocation as listed in SCHEDULE 3.2(A) on the Form 8594 jointly completed and separately filed with their respective income tax returns for the tax year in which the Closing occurs. The parties further agree that they will report the federal, state, municipal, foreign and local and other tax consequences of the purchase and sale hereunder in a manner consistent with the Price Allocation, and that they will not take any position inconsistent therewith.

         3.3 PURCHASE PRICE ADJUSTMENT.

         1. As of the Closing Date, Seller shall prepare and deliver to Buyer a statement setting forth the Net Working Capital. Such statement shall be prepared in a manner consistent with (1) GAAP as applied by the Seller in prior periods (except as otherwise provided in this Agreement) and (2) SCHEDULE 5.4.

         2. Within forty-five (45) days following the Closing Date, Buyer or Seller shall pay to the other party the Net Working Capital Adjustment as determined in accordance with this SECTION 3.3(B). If the Net Working Capital is greater than $0.00, Buyer shall pay to Seller the amount of such Net Working Capital. If the Net Working Capital is less than $0.00, Seller shall pay to Buyer the amount of such deficit.

         3. Within forty-five (45) days following the Closing Date, Buyer shall deliver to Seller a statement of charges, expenses and losses incurred by Buyer as a result of (i) the breach by Seller of any representation or warranty hereunder, or (ii) the failure by Seller to pay any amounts when due in the ordinary course of business consistent with past practices (the aggregate of all such charges, reasonable expenses and losses is hereinafter referred to as the "ADJUSTMENT AMOUNT"). If and only if the Adjustment Amount exceeds $50,000, the Adjustment Amount will be paid by the Seller to the Buyer at the same time as the payment of the Net Working Capital Adjustment.

         3.4 COLLECTIONS GUARANTY.

         (a) Within three (3) months following the Closing Date, Buyer shall prepare and deliver to Seller a statement of Accounts Receivable that remain uncollected after reasonable and diligent collection efforts by Buyer (the "BAD DEBT STATEMENT").

         (b) If Buyer and Seller are unable to agree on the Bad Debt Statement, Buyer and Seller shall individually prepare and submit to an independent accounting firm jointly selected by Buyer's and Seller's principal accountants (the "INDEPENDENT ACCOUNTANTS") their respective versions of the Bad Debt Statement, together with all documents that form a basis for the calculations included in such Bad Debt Statement. Each party shall provide the other party access to documents and personnel as reasonably requested for purposes of preparing and auditing the Bad Debt Statement. The Independent Accountants shall, within 10 business days following receipt of the requisite information, prepare a final Bad Debt Statement based on the information provided, which Bad Debt Statement shall be final and binding on Buyer and Seller.

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

         (c) No later than 10 days following the date that the Bad Debt Statement is finally determined in accordance with SECTIONS 3.4(a) or 3.4(B), Buyer or Seller, as applicable, shall pay as a purchase price adjustment the following amounts. If the uncollected Accounts Receivable on such Bad Debt Statement is less than the Bad Debt Reserve, Buyer shall pay to Seller the amount of such deficit. If the uncollected Accounts Receivable on such Bad Debt Statement is greater than the Bad Debt Reserve, Seller shall pay to Buyer the lesser of (i) the amount by which such uncollected Accounts Receivable exceeds the Bad Debt Reserve or (ii) $25,000.00.

         3.5 SETOFF AGAINST NOTE. Notwithstanding any provision of this ARTICLE III to the contrary, any amount payable to Buyer by Seller pursuant to this
ARTICLE III shall, if not promptly paid by Seller, be paid and discharged in the form of a reduction in the principal amount of the Promissory Note as evidenced by a written statement executed by Seller, with such reduction being applied to installments of the first maturing principal.

                                   ARTICLE IV
                              MANAGEMENT AGREEMENT


         On or prior to August 31, 2005, Buyer and Seller shall execute and deliver a management agreement (the "MANAGEMENT Agreement") pursuant to which Buyer will manage the Business prior to Closing. The Management Agreement will provide that, for this service, Seller will pay the Buyer a management fee of $25,000 on the 1st and 16th day of each month during the term of such Management Agreement if the Closing has not occurred on or prior to the date that such payment is due (unless the Closing has not occurred as a result of Buyer's failure to perform its obligation under this Agreement.
ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer as follows:

         5.1 EXISTENCE AND GOOD STANDING. Seller is a corporation duly organized and validly existing under the laws of the State of Delaware. Seller has the power and authority to own, lease and operate its property and to carry on its business as now being conducted and to own or lease the assets owned or leased by it. Seller is duly qualified or licensed to do business in each jurisdiction in which the character or location of the properties owned or leased by Seller or the nature of the businesses conducted by Seller make such qualification necessary.

         5.2 AUTHORIZATION AND VALIDITY OF AGREEMENT. Seller has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby, have been duly authorized and approved by the board of directors of Seller and, upon receipt of the Requisite Stockholder Approval, no other corporate action on the part of Seller is necessary to authorize the execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and represents the valid and binding obligations of Seller enforceable against
Seller in accordance with its terms, except to the extent that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         5.3 CONSENTS AND APPROVALS; NO VIOLATIONS. The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both: (a) upon receipt of the Requisite Stockholder Approval, violate, conflict with, or result in a breach or default under any provision of the articles of incorporation or bylaws of Seller; (b) violate any statute, ordinance, rule, regulation, order, judgment or decree of any Governmental Authority applicable to Seller or by which any of its properties or assets may be bound; (c) require any filing by Seller with, or require Seller to obtain any Permit of, or require Seller to give any notice to, any Governmental Authority other than as set forth on SCHEDULE 5.3; or (d) other than as set forth on SCHEDULE 5.3, result in a violation or breach by Seller of, conflict with, constitute (with or without due notice or lapse of time or both) a default by Seller, or give rise to any right of termination, cancellation, payment or acceleration, under or result in the creation of any Encumbrance upon any of the Assets under any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, Permit, Contract, Lease or other instrument or obligation to which Seller is a party, or by which it or any of the Assets may be bound.

         5.4 NET WORKING CAPITAL.

         (a) The Current Assets (net of the Accounts Receivable Reserve for Bad Debts) and Current Liabilities of Buyer as included in Net Working Capital as described on SCHEDULE 5.4.

         (b) SCHEDULE 2.1(T) lists all Accounts Receivable of Seller with respect to the Business as of August 31, 2005. SCHEDULE 2.1(T) specifically indicates all such Accounts Receivable from any Affiliate of Seller. All such Accounts Receivable are, and all Accounts Receivable at the Closing Date will be, (i) bona fide claims against debtors for sales, services performed or other charges and (ii) to the best knowledge of Seller, subject to no defenses, set-offs or counterclaims.

         5.5 PAYABLES. [INTENTIONALLY DELETED]

         5.6 WARRANTY CLAIMS. Except as set forth on SCHEDULE 5.6 attached hereto, as of the date hereof, there are no warranty claims relating to products at any time sold or services at any time performed by Seller pending or, to the best knowledge of Seller, threatened.

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

         5.7 TITLE TO PROPERTIES; ENCUMBRANCES; CONDITION AND SUFFICIENCY OF ASSETS. Except as set forth on SCHEDULE 5.7 Seller owns outright, and has, and shall at the Closing have, full legal and beneficial title to all of the Assets, in each case subject to no Encumbrances except for Permitted Encumbrances. Except as set forth on SCHEDULE 5.7, each Asset is in good operating condition and repair, subject to ordinary wear and tear and has been properly maintained in accordance with the manufacturers' specifications and, to Seller's knowledge, each Asset is in compliance with all applicable federal and state laws and regulations. The Assets consist of all of the assets used or useful in connection with the Business and no other assets other than the Assets are required to operate the Business as presently conducted, including but not limited to the operation and maintenance of Seller's paging systems. The Inventory consists of items of a quality and quantity usable or saleable in the regular course of business of Seller.

         5.8 REAL PROPERTY LEASES. SCHEDULE 2.1(F)(I) contains an accurate and complete list of all Leases to which Seller is a party (as lessee or lessor) and which are associated with the Business. Each real property lease set forth on
SCHEDULE 2.1(F)(I) is, to the best knowledge of Seller, in full force and effect; there is no existing default under any of such Leases on the part of Seller or, to the best of Seller's knowledge, any other party thereto.

         5.9 CONTRACTS AND COMMITMENTS. SCHEDULE 5.9 contains an accurate and complete list of all Assigned Contracts. Each Assigned Contract is in full force and effect; there is no existing default under any of such Assigned Contracts on the part of Seller, or, to the best of Seller's knowledge, any other party thereto. Except as set forth on SCHEDULE 5.9: (a) Seller is not a party to or bound by any loan, credit or similar agreement or any indenture, trust agreement or other instrument relating to any issue of bonds, debentures, notes or other evidences of indebtedness or creating any Encumbrance on any of the Assets;

         (b) There are no bonus, pension, profit sharing, retirement, stock option, stock purchase, deferred compensation, hospitalization or insurance plans, or vacation or severance pay plans, or any other plans or arrangements providing benefits to officers, agents or employees of Seller;

         (c) Seller does not have nor is Seller currently negotiating any collective bargaining agreement with any labor union or association or any employment contract or other binding agreement relating to the employment of any of its employees;

         (d) Seller is not a party to any joint venture agreement or other agreement involving the sharing of profits relating to the Business and/or the Assets;

         (e) Seller is not a party to any (i) contracts or commitments for capital expenditures outside the ordinary course of business or involving obligations on the part of Seller in amounts inconsistent with those incurred by Seller in the ordinary course of business in accordance with Seller's prior operation of the Business, (ii) Lease under which personal property is leased to or from Seller in connection with the Business, (iii) continuing contract for the future purchase of Inventory or other materials, supplies, machinery or equipment in excess of the requirements of the Business conducted in the ordinary course, consistent with the historical operation of the Business, (iv) other contract or agreement which involves an obligation on the part of Seller, either individually or in the aggregate, in excess of amounts previously incurred by Seller in the ordinary course of business or, (v) contract not made in the ordinary course of business;

         (f) Seller is not party to any Contract limiting the freedom of Seller or any of its employees to engage in any line of business or to compete with any Person, and to the knowledge of Seller, no employee of Seller is subject to any such restrictions;

         (g) Seller is not a party to any Contract in connection with the Business which involves aggregate expenditures of $10,000 or more and is not cancelable without penalty within thirty (30) days, except for those agreements entered into in the normal course of business or those contracts or commitments specifically identified as "Contracts above $10,000";

         (h) There are no persons holding powers of attorney from, or otherwise authorized to act on behalf of Seller with respect to the Business or the Assets except for its respective officers and other management personnel regularly performing their business functions; and

         (i) Seller is current with respect to all payments due under the Assigned Contracts.

Except as specifically identified on SCHEDULE 5.9, Seller has no knowledge that any Contract, Lease, or other obligation to which Seller is a party, individually or in the aggregate: (i) will result in a material loss to the Buyer after the Closing Date; (ii) cannot readily be performed or fulfilled on time without undue or unusual expenditure of money or effort by the Buyer after the Closing Date, or (iii) is not in full force and effect and there exists a default or event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. A true copy of each written Contract and Lease as well as all other documents evidencing any commitment of Seller required to be set forth on any Schedule hereto have been made available to Buyer for review. Also set forth on SCHEDULE 5.9 is a list of all proposals, except proposals made by Seller's sales people in the ordinary course of business, submitted by Seller to any third party that, if accepted by such third party, would require disclosure on SCHEDULE 5.9.

         5.10 PERMITS.

         (a) All Permits required in connection with the use, operation or ownership of the Assets and the conduct of the Business as currently conducted are listed on SCHEDULE 2.1(J). To the best knowledge of Seller, the Permits issued to Seller by the Commission can be transferred to Buyer or a subsidiary corporation of Buyer as part of the consummation of the transactions contemplated by this Agreement. To Seller's knowledge, no event has occurred or fact exists with respect to the Permits which allows or, after notice or lapse of time or both would permit, revocation or termination of any of the Permits or would result in any other impairment of the rights of the holder of any of the Permits or which might limit the operation of Seller's Business as it is now conducted. To Seller's knowledge, Seller has performed all of its respective obligations under such Permits. The Commission's action granting the Permits, together with all underlying construction permits, have not been reversed, stayed, enjoined, annulled, or suspended, and there is not pending or, to the knowledge of Seller, threatened, any application, petition, objection, or other pleading with the Commission or other governmental entity which challenges or questions the validity of or any rights of the holder under any Permit.

         (b) Except as set forth on SCHEDULE 5.10, all Permits are in full force and effect and the facilities associated with such Permits have been constructed within the time frame provided by the rules and regulations promulgated by the Commission pursuant to the Act (the "RULES AND REGULATIONS") and where required, Seller has filed appropriate construction notifications with the Commission.

         5.11 LITIGATION. Except as set forth on SCHEDULE 5.11, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or any investigation by) any Governmental Authority, pending, or, to the best knowledge of Seller, threatened, against or affecting the properties or rights of Seller, and Seller does not know of any valid basis for any such action, proceeding or investigation. There are no such suits, actions, claims, proceedings or investigations pending or to the best knowledge of Seller, threatened, seeking to prevent or challenge the transactions contemplated by this Agreement. Without exception as to materiality or otherwise, SCHEDULE 5.11 lists all claims, if any, filed with the Commission with respect to Seller and/or the operation of the Business since January 1, 2003. A decision adverse to Seller with respect to any of the matters listed on
SCHEDULE 5.11, or with respect to all or any combination thereof, would not result in a Material Adverse Effect with respect to Seller.

         5.12 TAXES.

         (a) All returns and reports for Taxes for all taxable years or periods that end on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date the portion of such taxable year or period ending on and including the Closing Date (the
"PRE-CLOSING PERIOD"), which are required to be filed by or with respect to Seller (collectively, the "RETURNS") have been or will be filed when due in a timely fashion and such Returns as filed are or will be accurate in all material respects.

         (b) There are no agreements for the extension or waiver of the time for assessment of any Taxes relating to Seller for any Pre-Closing Period and Seller has not been requested to enter into any such agreement or waiver.

         (c) All Taxes relating to Seller which Seller is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

         (d) Seller is not now nor has it ever been a party to any Tax allocation or sharing agreement that could result in any liability to Buyer.

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

         5.13 INSURANCE. In the judgment of Seller, Seller's insurance policies covering the Business, with respect to their amounts and types of coverage, are adequate to insure against risks to which Seller and its property and assets are normally exposed in the operation of the Business, subject to customary deductibles and policy limits.

         5.14 INTELLECTUAL PROPERTY. SCHEDULE 2.1(U) sets forth all Intellectual Property owned by Seller and used in connection with the Business. The operation of the Business requires no rights to any Intellectual Property other than rights under the Intellectual Property listed on SCHEDULE 2.1(U) and rights granted to Seller pursuant to agreements listed on SCHEDULE 2.1(U). No litigation is pending or, to the best knowledge of Seller, threatened wherein Seller is accused of infringing or otherwise violating the intellectual property rights of another, or of breaching a contract conveying intellectual property rights.

         5.15 COMPLIANCE WITH LAWS. Seller is in compliance in all material respects with all applicable laws, regulations, orders, judgments and decrees applicable to the Business.

         5.16 EMPLOYMENT RELATIONS. Seller is not engaged in any unfair labor practice and to its knowledge has a good relationship with its employees.

         5.17  ENVIRONMENTAL  LAWS  AND  REGULATIONS.  Except  as set  forth  on
SCHEDULE 5.17:

         (a) Seller or, to Seller's knowledge, its authorized agents or independent contractors (including suppliers) have not generated on, used on, treated or stored on, transported to or from or arranged for transportation to or from, the real property owned or leased by Seller or any property adjoining such real property any Hazardous Materials;

         (b) to Seller's knowledge, Hazardous Materials have not been disposed, discharged, injected, spilled, leaked, leached, dumped, emitted, escaped, emptied, allowed to seep, placed and the like, into or upon any land or water or air, or otherwise allowed to enter into the environment (collectively, "RELEASES") by Seller, its authorized agents or independent contractors (including suppliers) on such real property or by Seller or its agents on any other property;

         (c) Seller is and has been in compliance with all applicable Environmental Laws, possesses all Permits required thereunder and is in compliance with all Permits issued thereunder with respect to such real property and to Seller's operations conducted thereon;

         (d) there are no pending or, to the best knowledge of Seller, threatened Environmental Claims against Seller with respect to such real property;

         (e) to Seller's knowledge, there are no facts or present or past circumstances, conditions or occurrences on such real property known to Seller that reasonably could be anticipated (i) to form the basis of an Environmental Claim against Seller or any owner, operator or lessee of such real property, or
(ii) to cause such real property to be subject to any restrictions on the ownership, occupancy use or transferability of such real property under any Environmental Law;

         (f) there are not now and to the best knowledge of Seller, there never have been any underground storage tanks located on such real property; and

         (g) Seller has not in the ordinary course of business transported, treated, disposed of or stored Hazardous Materials in connection with the Business.

         5.18 CUSTOMERS. SCHEDULE 2.1(K) contains a true, complete and correct list of all customers of the Business. To the knowledge of Seller, each of the customers identified on such schedule are content and intend to continue their relationship with the Business following the Closing Date. Seller has no reason to believe that any of such customers intend to cancel their relationship with the Business following the Closing Date.

         5.19 SOLVENCY. Seller is not entering into this Agreement with actual intent to hinder, delay or defraud creditors. Immediately prior to and immediately subsequent to the Closing Date:

         (a) the present fair salable value of the assets of Seller (on a going concern basis) will exceed the liability of Seller for its debts (including its contingent obligations);

         (b) Seller has not incurred, nor does it intend to or believe that it will incur, debts (including contingent obligations) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of debts); and the amount of cash available to Seller after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of debts, when such amounts are required to be paid; and

         (c) Seller will have sufficient capital with which to conduct its business, and the property of Seller does not constitute unreasonably small capital with which to conduct its business.

For purposes of this SECTION 5.19, "debt" means any liability or a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such a right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

         5.20 DISCLOSURE. No representation or warranty by Seller contained in this Agreement, nor any statement or certificate furnished or to be furnished by Seller to Buyer or its representatives in connection herewith or pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading or necessary in order to provide a prospective purchaser of the Business with adequate information as to Seller, the Business and the Assets.

         5.21 GOVERNMENT CONTRACTS. Except as set forth on SCHEDULE 5.21, Seller does not:

         (a) have any Contracts with any agency of the Government of the United States involving any information, technology or data which is classified under Executive Order 12356 of April 2, 1982; or

         (b) have any products or services (including research and development) with respect to which Seller (i) is a supplier, directly or indirectly, to any of the military services of the United States or the Department of Defense, other than the United States Coast Guard, except the supply to individuals of such military in their individual capacity, or (ii) has technology which has or could have military applications.

         5.22 UNDISCLOSED LIABILITIES. The Seller has no liabilities or obligations, whether accrued, absolute, contingent or otherwise, which are material to the Business or the Assets taken as a whole, except (i) liabilities or obligations disclosed on SCHEDULE 5.22 or in the other Schedules hereto and
(ii) liabilities or obligations disclosed in this Agreement.

         5.23 RESTRICTIONS ON BUSINESS ACTIVITIES. Except for this Agreement or as set forth in SCHEDULE 5.23, to the knowledge of Seller, there is no agreement, judgment, injunction, order or decree binding upon Seller which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of the Business, acquisition of property by Seller for the Business, or the conduct of business as currently conducted or as proposed to be conducted by the Business.

         5.24 COPIES OF DOCUMENTS. Seller has made available for inspection and copying by Buyer and its advisers, true, complete and correct copies of all documents referred to in this ARTICLE V or in any Schedule attached hereto. The Books and Records to be delivered at Closing are true, complete and correct in all material respects.

         5.25 [INTENTIONALLY DELETED]

         5.26 BROKER'S OR FINDER'S FEES. No Person acting on behalf of Seller is, or will be, entitled to any fee, commission or broker's or finder's fees in connection with this Agreement or any of the transactions contemplated hereby.

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

         6.1 EXISTENCE AND GOOD STANDING OF BUYER; POWER AND AUTHORITY. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Buyer has full partnership power and authority to make, execute, deliver and perform this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized and approved by all required partnership governance action of Buyer. This Agreement has been duly executed and delivered by Buyer and is the valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         6.2 NO VIOLATIONS. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time or both, (a) violate, conflict with, or result in a breach or default under any provision of the certificate of limited partnership or agreement of limited partnership of Buyer; (b) violate any statute, ordinance, rule, regulation, order, judgment or decree of any Governmental Authority applicable to Buyer or by which any of its properties or assets may be bound; (c) require any filing by Buyer with, or require Buyer to obtain any permit, consent or approval of, or require Buyer to give any notice to, any Governmental Authority or any third party other than the Commission; or (d) result in a violation or breach by Buyer of, conflict with, constitute (with or without due notice or lapse of time or both) a default by Buyer (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of Buyer pursuant to, any of the terms, conditions or provision of any note, bond, mortgage, indenture, permit, contract, lease or other instrument or obligation to which Buyer is a party, or by which it or any of its properties or assets may be bound except for first lien rights granted Buyers bank related to the financing of the purchase of the Business.

         6.3 BROKER'S OR FINDER'S FEES. No Person acting on behalf of Buyer is, or will be, entitled to any fee, commission or broker's or finder's fee in connection with this Agreement or any of the transactions contemplated hereby.

                                  ARTICLE VII
                       CONDITIONS TO SELLER'S OBLIGATIONS

         The obligations of Seller under this Agreement to sell, or cause to be sold, the Assets and to consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by Seller) on or prior to the Closing Date of all of the following conditions:

         7.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and Buyer shall have delivered to Seller on the Closing Date a certificate of an authorized officer of Buyer, dated the Closing Date, to such effect.

         7.2 PERFORMANCE OF AGREEMENTS. Each and all of the agreements and covenants of Buyer to be performed on or before the Closing Date pursuant to the terms hereof, including all deliveries and obligations at Closing, shall have been duly performed in all material respects, and Buyer shall have delivered to Seller a certificate of an authorized officer of Buyer, dated the Closing Date, to such effect and evidencing the incumbency of all officers executing any documents in connection with the Closing.

         7.3 NO LITIGATION THREATENED. No action or proceedings shall have been instituted before any Governmental Authority to restrain or prohibit any of the transactions contemplated hereby, and Buyer shall have delivered to Seller a certificate of an authorized officer of Buyer, dated the Closing Date, to such effect to the best knowledge of such officer.

         7.4 PROCEEDINGS. All proceedings, including but not limited to a Fairness Opinion and the approval of the transactions contemplated hereby by the stockholders of the Seller (the "REQUISITE STOCKHOLDER APPROVAL"), to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and its counsel, and Seller shall have received copies of all such documents and other evidence as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VIII
                        CONDITIONS TO BUYER'S OBLIGATIONS

         The obligations of Buyer under this Agreement to purchase the Assets and to consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by Buyer) on or prior to the Closing Date of all of the following conditions:

         8.1 TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained herein shall be true and correct in all material respects on the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and Seller shall have delivered to Buyer on the Closing Date a certificate of an authorized representative of Seller, dated the Closing Date, to such effect.

         8.2 PERFORMANCE OF AGREEMENTS. Each and all of the agreements and covenants of Seller to be performed on or before the Closing Date pursuant to the terms hereof, including all deliveries and obligations at Closing, shall have been duly performed in all material respects, and Seller shall have delivered to Buyer a certificate of an authorized representative of Seller, dated the Closing Date, to such effect and evidencing the incumbency of all officers executing any documents in connection with the Closing.

         8.3 NO LITIGATION THREATENED. No action or proceedings shall have been instituted before any Governmental Authority to restrain or prohibit any of the transactions contemplated hereby, and Seller shall have delivered to Buyer a certificate of an authorized representative of Seller, dated the Closing Date, to such effect to the best knowledge of such officer.

         8.4 CONSENTS. Each of the consents referred to on SCHEDULE 5.3 attached hereto shall have been obtained.

         8.5 PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Buyer and its counsel, and Buyer shall have received copies of all such documents and other evidence as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                   ARTICLE IX
                               COVENANTS OF SELLER

         Seller hereby covenants and agrees with Buyer as follows:

         9.1 COOPERATION BY SELLER. Seller shall use its reasonable best efforts to cooperate with Buyer to secure all necessary consents, approvals (including FCC Approvals), authorizations, exemptions and waivers from third parties as shall be required in order to enable Seller to affect the transactions contemplated hereby, and Seller shall otherwise use its reasonable best efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof and to cause all conditions contained in this Agreement over which it has control to be satisfied. Seller further agrees to deliver to Buyer prompt written notice of any event or condition known to or discovered by Seller, which if it existed on the date of this Agreement or on the Closing Date, would result in any of the representations and warranties of Seller contained herein being untrue in any material respect. In addition, Seller shall cooperate with Buyer and shall use its reasonable best efforts to assist Buyer in obtaining the proper renewal or replacement of the Permits identified on
SCHEDULE 5.10.

         9.2 NOTICE OF BREACHES. Seller shall deliver to Buyer prompt written notice of any event or condition actually known to or discovered by Seller, which, if it existed on the date of this Agreement or on the Closing Date, would result in any of the representations and warranties of Seller contained herein being untrue in any material respect. Upon the discovery and subsequent notice of such an event or condition, Buyer and Seller shall be entitled to the rights and remedies set forth in SECTION 12.1.

         9.3 CONDUCT OF BUSINESS. Except as Buyer may otherwise consent to in writing, between the date hereof and the Closing Date, Seller shall, (a) conduct the Business only in the ordinary course, (b) use reasonable efforts to keep available the services of its employees and maintain its current relationships with licensors, suppliers, lessors, distributors, customers, clients and others,
(c) maintain, consistent with past practice and good business judgment, all of the Assets in customary repair, order and condition, ordinary wear and tear excepted, and insurance upon all of the Assets used in the conduct of the Business in such amounts and of such kinds comparable to that in effect on the date hereof, to the extent available at current premiums, and (d) maintain the Books and Records in the usual, regular and ordinary manner, on a basis consistent with past practice.

         9.4 [INTENTIONALLY DELETED]

         9.5 [INTENTIONALLY DELETED]

         9.6 NEGATIVE COVENANTS OF SELLER. From and after the date hereof and through the Closing Date and except with the specific prior written consent of Buyer, Seller covenants and agrees as follows:

         (a) Seller shall not sell, transfer or dispose of any of the Assets other than in the ordinary course of business; provided, however, that any sale, transfer or disposition of any Assets in the ordinary course of business shall not exceed Assets valued at more than $5,000;

         (b)  Seller  shall  not  grant  an  Encumbrance   (except  a  Permitted
Encumbrance) on any of the Assets or allow any such Encumbrance (except a Permitted Encumbrance) to occur or to be created;

         (c) Except in the ordinary course of business, Seller shall not acquire any tangible properties or assets relating to the Business;

         (d) Seller shall not enter into any employment and/or any independent contractor agreements relating to services to be rendered in connection with the Business or any of the Assets except in the ordinary course of business or the prior approval of Buyer;

         (e) Except in the ordinary course of business, Seller shall not amend, modify or terminate, without the prior written consent of Buyer, any of the Contracts, Leases or other agreements, if any, to be assumed by Buyer hereunder;

         (f) Seller shall not incur any indebtedness for which any of the Assets are, or may be, subject to any Encumbrance or claim, either express or implied;

         (g) Seller shall not enter into any undertaking to furnish services for any consideration other than money with respect to the operation of the Assets;

         (h) Seller shall not forgive, discharge or write off any debts or receivables owing to Seller in connection with the Business, including but not limited to those Accounts Receivable listed on SCHEDULE 2.1(T);

         (i) Seller shall not incur any Accounts Payable except in the ordinary course of Business, consistent with the historical operation of the Business; and

         (j) Seller shall pay all Accounts Payable when due, in accordance with the ordinary course of the Business.

         9.7 EXCLUSIVE DEALING. During the period from the date of this Agreement to the earlier of the Closing Date or the termination of this Agreement, Seller shall not take any action, directly or indirectly, to encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person other than Buyer, concerning any sale of the Assets or any material part thereof or a similar transaction involving Seller.

         9.8 REVIEW OF THE ASSETS. Seller agrees that Buyer may, prior to the Closing Date, through its representatives, review (a) the Assets, (b) the complete working papers of Seller's certified public accountants used in their preparation of financial statements for Seller and (c) the Books and Records of Seller and otherwise review the financial and legal condition of Seller as Buyer deems necessary or advisable to familiarize itself with the Business and related matters; such review shall not, however, affect the representations and warranties made by Seller hereunder or the remedies of Buyer for breaches of those representations and warranties. Buyer may also, prior to the Closing Date, through its representatives, inspect any or all of Seller's towers and other transmitting facilities. Such review and inspection shall occur only during normal business hours upon reasonable notice by Buyer. Seller shall permit Buyer and its representatives to have, after the execution of this Agreement, full access to employees of Seller who can furnish Buyer with financial and operating data and other information with respect to the Business as Buyer shall from time to time reasonably request.

         9.9 GOVERNMENTAL FILINGS. It is expressly acknowledged and agreed that, as soon as practicable after the execution of this Agreement, but in no event more than fifteen (15) Business Days from the date hereof, Buyer and Seller shall file any forms required by the Commission to transfer the Assets. Seller agrees that it will cooperate with Buyer in all respects in connection with such filings and in connection with any requests for information or further filings which may be necessary in order to obtain the necessary consents (or to allow the applicable time periods to expire) with respect thereto. Seller shall deliver to Buyer and its counsel drafts of such filings by Seller and all other materials to be submitted sufficiently in advance of any such submission so that Buyer and its counsel may review and comment upon such filings and other materials. It is further agreed that (a) as soon as reasonably practicable, but in no event more than fifteen (15) Business Days after the Closing Date, Buyer and Seller shall file any forms required by the Commission to transfer the Subsequent Permits; provided that notwithstanding the provisions of SECTION 11.1, Buyer and Seller shall undertake the Closing prior to the grant of the FCC Approvals of the assignment of the Subsequent Permits, and (b) as soon as reasonably practicable, but in no event more than fifteen (15) Business Days after the Closing Date, Buyer and Seller shall amend any Pending Applications to replace Seller with Buyer as the proposed licensee.

         9.10 USE OF NAME. Seller hereby agrees that, after the Closing Date, Seller shall discontinue all use of any trade or assumed names used by Seller in the Business prior to the Closing Date, alone or in any combination of words for any purpose whatsoever, excluding, however, Seller's corporate name "Teletouch Communications, Inc.", "Teletouch", "Teletouch Licenses, Inc." and the names "Visao Systems, Inc" and "Visao." Seller specifically grants Buyer an exclusive right to the name Teletouch Paging, or a Seller approved derivative thereof, for use only in the provision of paging services.

         9.11 FURTHER ASSURANCES. At any time or from time to time after the Closing Date, Seller shall, at the reasonable request of Buyer and at Buyer's expense, execute and deliver any further instruments or documents and take all such further action as Buyer may reasonably request in order to consummate and make effective the sale of the Assets and the assumption of the Assumed Obligations pursuant to this Agreement.

         9.12 BANK ACCOUNT; CUSTOMER PAYMENTS. No later than three (3) Business Days following the Closing Date, Seller shall instruct BankOne to forward all deposits in Seller's lockbox to an account established by Buyer. Buyer shall forward to Seller any checks or other payments received by Buyer that are not associated with the Accounts Receivable purchased hereunder, including the applicable portion of any payments on joint accounts. Seller shall provide Buyer with bank statements and any additional information reasonably requested by Buyer for Buyer to assure Seller's compliance with this section.

                                   ARTICLE X
                               COVENANTS OF BUYER

         Buyer hereby covenants and agrees with Seller as follows:

         10.1 COOPERATION BY BUYER. Buyer will use its reasonable best efforts, and will cooperate with Seller, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to enable Buyer to effect the transactions contemplated on its part hereby, and Buyer will otherwise use its reasonable best efforts to cause and consummation of such transactions in accordance with the terms and conditions hereof and to cause all conditions contained in this Agreement over which it has control to be satisfied.

         10.2 BOOKS AND RECORDS; PERSONNEL. At all times after the Closing Date, Buyer shall allow Seller and any agents of Seller, upon reasonable advance notice to Buyer, access to all Books and Records of Seller which are transferred to Buyer in connection herewith, to the extent necessary or desirable in anticipation of, or preparation for, existing or future litigation, employment matters, tax returns or audits, or reports to or filings with any Governmental Authorities, during normal working hours at the location where such Books and Records are maintained, and Seller shall have the right, at Seller's sole cost, to make copies of any such Books and Records. Buyer agrees to maintain all Books and Records acquired from Seller for a period of six years from the Closing Date unless such Books and Records are transferred and delivered to Seller within such six (6) year period.

10.3     [INTENTIONALLY DELETED]

         10.4 FURTHER ASSURANCES. At any time or from time to time after the Closing Date, Buyer shall, at the request of Seller and at Seller's expense, execute and deliver any further instruments or documents and take all such further action as Seller may reasonably request in order to consummate and make effective the sale of the Assets and the assumption of the Assumed Obligations pursuant to this Agreement.

         10.5 GOVERNMENTAL FILINGS. It is expressly acknowledged and agreed that, as soon as practicable after the execution of this Agreement, but in no event more than fifteen (15) Business Days from the date hereof, Buyer and Seller shall file any forms required by the Commission to authorize the transfer of the Assets. Buyer agrees that it will cooperate with Seller in all respects in connection with such filings and in connection with any requests for information or further filings which may be necessary in order to obtain the necessary consents (or to allow the applicable time periods to expire) with respect thereto. Buyer shall deliver to Seller and its counsel drafts of such filings by Buyer and all other materials to be submitted sufficiently in advance of any such submission so that Seller and its counsel may review and comment upon such filings and other materials.

                                   ARTICLE XI
                                   THE CLOSING

         11.1 TIME AND PLACE; EFFECTIVE DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at 9:00 a.m. at the offices of Teletouch Communications Inc., 1913 Deerbrook Dr. Tyler, Texas 75703, on the last day of the month in which the Requisite Stockholder Approval is obtained or at such other time, at such other place or on such other date as the parties hereto may mutually agree. The date on which the Closing occurs is herein referred to as the "CLOSING DATE" and the transactions contemplated by this Agreement shall be deemed to be effective as of 12:01 a.m. on the Closing Date.

         11.2 SELLER'S OBLIGATIONS. At the Closing, Seller shall deliver to Buyer, against delivery of the items specified in SECTION 11.3:

         (a) bills of sale, assumptions and other instruments of transfer, assignment and conveyance in form and substance reasonably satisfactory to Buyer sufficient to (i) transfer to and effectively vest in Buyer all right, title and interest in the Assets together with possession of the Assets free and clear of all Encumbrances except Permitted Encumbrances, and (ii) transfer to Buyer no later than five (5) days prior to the Closing Date, all rights, title and interest in and to the Permits;

         (b) certified copies of the Articles of Incorporation, Bylaws and Good Standing and Existence Certificates of Seller;

         (c) the Noncompetition and Nonsolicitation Agreement;

         (d) a License Agreement granting to Buyer a limited license to use of the name "TeleTouch Paging," (the "LICENSE AGREEMENT"), which license shall be limited to use by Buyer and cannot be sold or assigned without the express written permission of Seller, which shall not be unreasonably withheld;

         (e) a sublease agreement subleasing to Buyer space in Seller's Tyler, Texas for six months following Closing (the "SUBLEASE");

         (f) all Books and Records (or acceptable facsimiles thereof) which have been requested by Buyer hereunder, including all Assigned Contracts;

         (g) the certifications required by SECTIONS 8.1, 8.2 and 8.3 which may be contained in one certificate;


         (h) the consents to assignment of the Assigned Contracts as required by
SECTION 8.4;

         (i) a blanket letter to Seller's lessors with respect to the office Leases and Communications Sites, notifying such lessors of the assignment of the office Leases and Leases of such Communications Sites pursuant to this Agreement;

         (j) a joint letter to the customers of the Business notifying such customers of the purchase of the Business by Buyer; and

         (k) such other instruments, documents and certificates in form and substance reasonably satisfactory to Buyer, as Buyer shall have reasonably required.

         11.3 BUYER'S OBLIGATIONS. At the Closing, Buyer shall deliver to Seller, against delivery of the items specified in SECTION 11.2:

         (a) a wire transfer for the total of the Cash Payment ;

         (b) the Promissory Note;

         (c) the License Agreement;

         (d) the Sublease;

         (e) a blanket letter to Seller's lessors with respect to the office Leases and Communications Sites, notifying such lessors of the assignment of the office Leases and Leases of such Communications Sites pursuant to this Agreement; and

         (f) the certifications required by SECTIONS 7.1, 7.2 and 7.3, which may be contained in one certificate.

         11.4 TRANSFER OF PERMITS.

         (a) GOVERNMENTAL APPROVALS. With respect to Seller's licenses issued by the Commission, such licenses shall not be transferred until all governmental consents and approvals necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received, including, but not limited to, all necessary approvals of the Commission ("FCC APPROVALS") and until such FCC Approvals shall be final and nonappealable. All Permits requiring such approvals for transfer are hereinafter referred to collectively as the "REGULATED PERMITS."

         (b) TRANSFER OF REGULATED PERMITS. Notwithstanding any provision of this Agreement to the contrary, Seller shall assign all of their respective rights, title and interest in and to the Regulated Permits on the first business day following the date on which the parties receive evidence of final and nonappealable FCC Approvals with respect to Seller's licenses issued by the Commission. Seller shall deliver to Buyer on such date the evidence referenced in this SECTION 11.4.

         11.5 POSSESSION. Simultaneous with the consummation of the transfers contemplated herein, Seller, through its officers, agents and employees, shall put Buyer in full possession and enjoyment of all Assets to be conveyed and transferred by this Agreement.

                                  ARTICLE XII
                                   TERMINATION

         12.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time on or prior to the Closing
Date:

         (a) by the mutual written consent of Buyer and Seller;

         (b) by either party on or after the 10th day following receipt of Requisite Stockholder Approval, if the Closing has not occurred by such date, provided that as of such date neither party is in default or that both parties are in default under this Agreement;

         (c) by Seller in writing if (i) the Requisite Stockholder Approval has not been obtained by September 30, 2005 or (ii) the Requisite Stockholder Approval is obtained but 5% or more of the outstanding shares of capital stock of Seller vote against the proposed transaction and have asserted their dissenters rights;

         (d) by Buyer or Seller in writing, without prejudice to other rights and remedies which the terminating party may have (provided the terminating party is not otherwise in material default or breach of this Agreement, or has failed or refused to close without justification hereunder), if the other party shall (i) materially fail or have failed to perform its covenants or agreements contained herein required to be performed on or prior to the Closing Date, or
(ii) materially breach or have breached any of its representations or warranties contained herein.

         (e) by Buyer in writing without penalty following the occurrence of any event that has a material adverse impact on the Business and the Assets, taken as a whole.

         (f) by Buyer or Seller in writing if the parties cannot agree on a Management Agreement by August 31, 2005.

         12.2 EFFECT ON OBLIGATIONS. Termination of this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder, except for (i) SECTIONS 13.1, 13.2, 13.9, 13.10 and 13.11 and Buyer's remedies under
ARTICLE XII hereof. Upon any termination of this Agreement each party hereto will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, and all copies of such materials, whether so obtained before or after the execution hereof, to the party furnishing the same.

         12.3 LIMITED TERMINATION RIGHT RELATING TO SCHEDULES. Each party agrees that certain of the schedules to this Agreement will be provided by Seller on or prior to September 1, 2005, and that Seller shall have the continuing obligation until the Closing Date to supplement or amend promptly such schedules with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the schedules hereto. Upon Buyer's receipt of (a) any schedule delivered by Seller on or prior to September 1, 2005 or (b) any amendment or supplement to a schedule thereafter delivered by Seller (any schedule or any amendment or supplement to a schedule referenced in item (a) or (b) being referred to as a "SUPPLEMENTAL DISCLOSURE"), Buyer will have five (5) Business Days after receipt (the "TERMINATION PERIOD") in which to review the Supplemental Disclosure. If (x) any Supplemental Disclosure relating to Seller's representations and warranties under ARTICLE V discloses facts that have had or could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on the Business and the Assets, taken as a whole, or (y) any other Supplemental Disclosure contains items that are materially different than the items that were represented by Seller during Buyer's due diligence investigation as items to be disclosed on the relevant schedule and such difference represents a material adverse impact of more than $50,000.00 on the Business and the Assets, taken as a whole, Buyer may terminate this Agreement by delivering a termination notice to the Seller within the Termination Period. The termination notice must identify the specific facts in the Supplemental Disclosure which give rise to Buyer's termination right. Such termination shall be Buyer's sole remedy with respect to the content of the Supplemental
Disclosure. If a termination notice is not received within the Termination Period, the relevant schedules will be deemed, for all purposes, to be provided or supplemented as described in the Supplemental Disclosure as of the date hereof and to be binding on Buyer and Seller.

                                  ARTICLE XIII
                          SURVIVAL AND INDEMNIFICATION

         13.1 INDEMNIFICATION OF SELLER. Buyer shall indemnify and hold Seller, its officers, directors, shareholders, agents, Affiliates, successors and permitted assigns (the "SELLER INDEMNITIES") harmless from and against any and all damages, including exemplary damages and penalties, losses, deficiencies, costs, expenses, obligations, fines, expenditures, claims and liabilities, including reasonable counsel fees and reasonable expenses of investigation, defending and prosecuting litigation (collectively, the "DAMAGES"), suffered by Seller Indemnities as a result of, caused by, arising out of, or in any way relating to (a) any misrepresentation, breach of warranty, or nonfulfillment of any agreement or covenant on the part of Buyer under this Agreement or (b) any liability or obligation (other than the Excluded Liabilities or any other liabilities or obligations for which Buyer is being indemnified by Seller hereunder) which pertains to the ownership, operation or conduct of the Business or Assets arising from any acts, omissions, events, conditions or circumstances occurring on or after the Closing Date, including, but not limited to, Buyer's failure to perform any of the Assumed Obligations.

         13.2 INDEMNIFICATION OF BUYER. Seller shall indemnify and hold Buyer, its officers, directors, partners, agents, Affiliates, successors and permitted assigns (the "BUYER INDEMNITIES") harmless from and against any and all Damages suffered by Buyer Indemnities as a result of, caused by, arising out of, or in any way relating to (a) any misrepresentation, breach of warranty, nonfulfillment of any agreement or covenant on the part of Seller under this Agreement or (b) any liability or obligation (other than those for which Seller is being indemnified by Buyer hereunder and other than the Assumed Obligations) which pertains to the ownership, operation or conduct of the Business or Assets arising from any acts, omissions, events, conditions or circumstances occurring before the Closing Date and (c) the Excluded Liabilities.

         13.3 DEMANDS. Each indemnified party hereunder agrees that promptly upon its discovery of facts giving rise to a claim for indemnity under the provisions of this Agreement, including receipt by it of notice of any demand, assertion, claim, action or proceeding, judicial or otherwise, by any third party (such third party actions being collectively referred to herein as the "Claim"), with respect to any matter as to which it claims to be entitled to indemnity under the provisions of this Agreement, it will give prompt notice thereof in writing to the indemnifying party, together with a statement of such information respecting any of the foregoing as it shall have. Such notice shall include a formal demand for indemnification under this Agreement. The indemnifying party shall not be obligated to indemnify the indemnified party with respect to any Claim if the indemnified party knowingly failed to notify the indemnifying party thereof in accordance with the provisions of this Agreement in sufficient time to permit the indemnifying party or its counsel to defend against such matter and to make a timely response thereto including, without limitation, any responsive motion or answer to a complaint, petition, notice or other legal, equitable or administrative process relating to the Claim, only insofar as such knowing failure to notify the indemnifying party has actually resulted in prejudice or damage to the indemnifying party.

         13.4 RIGHT TO CONTEST AND DEFEND. The indemnifying party shall be entitled at its cost and expense to contest and defend by all appropriate legal proceedings any Claim with respect to which it is called upon to indemnify the indemnified party under the provisions of this Agreement; provided, that notice of the intention to contest shall be delivered by the indemnifying party to the indemnified party within twenty (20) days from the date of receipt by the indemnifying party of notice by the indemnified party of the assertion of the Claim. Any such contest may be conducted in the name and on behalf of the indemnifying party or the indemnified party as may be appropriate. Such contest shall be conducted by reputable counsel employed by the indemnifying party, but the indemnified party shall have the right but not the obligation to participate in such proceedings and to be represented by counsel of its own choosing at its sole cost and expense. The indemnifying party shall have full authority to determine all action to be taken with respect thereto; provided, however, that the indemnifying party will not have the authority to subject the indemnified party to any obligation whatsoever, other than the performance of purely ministerial tasks or obligations not involving material expense. If the indemnifying party does not elect to contest any such Claim, the indemnifying party shall be bound by the result obtained with respect thereto by the indemnified party, having used its reasonable best efforts in resolution. At any time after the commencement of the defense of any Claim, the indemnifying party may request the indemnified party to agree in writing to the abandonment of such contest or to the payment or compromise by the indemnified party of the asserted Claim, whereupon such action shall be taken unless the indemnified party determines that the contest should be continued, and so notifies the indemnifying party in writing within fifteen (15) days of such request from the indemnifying party. If the indemnified party determines that the contest should be continued, the indemnifying party shall be liable hereunder only to the extent of the amount that the other party to the contested Claim had agreed unconditionally to accept in payment or compromise as of the time the indemnifying party made its request therefore to the indemnified party.

         13.5 COOPERATION. If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel in contesting any Claim that the indemnifying party elects to contest or, if appropriate, in making any counterclaim against the person asserting the Claim, or any cross-complaint against any person, and the indemnifying party will reimburse the indemnified party for any expenses incurred by it in so cooperating. If the indemnifying party has not chosen to contest a Claim, the indemnifying party shall cooperate with the indemnified party and its counsel in contesting any Claim at no cost or expense to the indemnified party.

         13.6 RIGHT TO PARTICIPATE. The indemnified party agrees to afford the indemnifying party and its counsel the opportunity to be present at, and to participate in, conferences with all persons, including Governmental Authorities, asserting any Claim against the indemnified party or conferences with representatives of or counsel for such persons.

         13.7 PAYMENT OF DAMAGES. The indemnifying party shall pay to the indemnified party in immediately available funds any amounts to which the indemnified party may become entitled by reason of the provisions of this Agreement subject to offset for any insurance proceeds actually received by the indemnified party, such payment to be made within five days after any such amounts are finally determined either by mutual agreement of the parties hereto or pursuant to the final unappealable judgment of a court of competent jurisdiction. The availability of insurance proceeds shall not delay or postpone any indemnification payment required hereunder. If the indemnified party both collects any such insurance proceeds and receives a payment from the indemnifying party hereunder, and the sum of such proceeds and payment is in excess of the amount payable with respect to the matter that is the subject of the indemnity, then the indemnified party shall promptly refund to the indemnifying party the amount of such excess, if permitted by the applicable insurance policies. Except as otherwise provided in the preceding sentence, the indemnified party's receipt of any such insurance proceeds shall not eliminate or reduce the obligations of the indemnifying party or the rights of the indemnified party hereunder. Any amount payable to Buyer Indemnities by Seller pursuant to this ARTICLE XIII shall, if not promptly paid by Seller, be paid and discharged in the form of a reduction in the principal amount of the Promissory Note as evidenced by a written statement executed by Seller, with such reduction being applied to installments of the first maturing principal.

         13.8 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in ARTICLES V and VI of this Agreement shall survive until the second anniversary date of the Closing Date.

         13.9 LIMITATIONS. No party will be required to make any indemnification under this ARTICLE XIII with respect to any Damages suffered by Buyer Indemnities or Seller Indemnities, as applicable, unless the aggregate of such Damages exceed $50,000.00. Notwithstanding any other provision of this Agreement to the contrary, the aggregate indemnification obligations of any party hereto shall in no event exceed 25% of the Purchase Price.

         13.10 SOLE REMEDY. Indemnification under this ARTICLE XIII shall be the sole and exclusive remedy of the parties with respect to Damages resulting from the breach of any representation, warranty or covenant in this Agreement.

         13.11 GENERAL. THE INDEMNIFICATION AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT HAVE BEEN EXPRESSLY NEGOTIATED IN EVERY DETAIL, ARE INTENDED TO BE GIVEN FULL AND LITERAL EFFECT, AND SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, OBLIGATIONS, CLAIMS, JUDGMENTS, LOSSES, COSTS, EXPENSES OR DAMAGES IN QUESTION ARISE OR AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND CONSTITUTES CONSPICUOUS NOTICE. NOTHING IN THIS CONSPICUOUS NOTICE IS INTENDED TO PROVIDE OR ALTER THE RIGHTS AND OBLIGATIONS OF THE PARTIES, ALL OF WHICH ARE SPECIFIED ELSEWHERE IN THIS AGREEMENT.


                                  ARTICLE XIV
                                 MISCELLANEOUS

14.1 NOTICES. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "NOTICE") shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

               IF TO SELLER, ADDRESSED TO:
               Thomas A. "Kip" Hyde
               5718 Airport Freeway
               Fort Worth, Texas 76117

               IF TO BUYER, ADDRESSED TO:
               Robert Albritton
               7471 Benbrook Parkway
               Benbrook, Texas 76126

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next Business Day after receipt if not received during the recipient's normal business hours. All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         14.2 GOVERNING LAW. The provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas (excluding any conflicts-of-law rule or principle that might refer same to the laws of another jurisdiction).

         14.3 ARBITRATION. If any dispute, controversy or claim (referred to collectively as a "DISPUTE") of any kind or character arises by or among the Parties which cannot be amicably resolved, then at the written demand of any one Party to the others, the Dispute shall be fully and finally resolved by arbitration in Dallas County, Texas before a single arbitrator mutually acceptable to and selected by the Parties and otherwise in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). If no prompt agreement can be reached among the Parties concerning the identity of the arbitrator, then the sole arbitrator shall be selected in accordance with the applicable AAA Rules.

         14.4 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the exhibits and schedules hereto) constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         14.5 BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by Seller or Buyer without the prior written consent of the other party. Seller hereby specifically consents to the assignment, at the election of Buyer and in connection with the FCC Approvals to be obtained as a condition of Closing, of all Permits of Seller issued by the Commission and subject to assignment and/or transfer from Seller to Buyer pursuant to the Agreement may be transferred and assigned to either Buyer, or any other wholly-owned subsidiary of Buyer. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

         14.6 SEVERABILITY. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, Buyer and Seller shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable so as to preserve as nearly as possible the contemplated economic effects of the transactions, but all of the remaining provisions of this Agreement shall remain in full force and effect.

         14.7 HEADINGS. The headings of the sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         14.8 EXECUTION. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

         14.9 SALES AND TRANSFER TAXES. Seller shall be responsible for and pay any applicable sales, stamp, transfer, documentary, use, filing and other taxes and fees (including any penalties and interest) that may become due or payable in connection with this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, Buyer shall be responsible for the payment of any transfer taxes and registrations applicable to the transfer of the Vehicles and the Permits. Seller shall be responsible for a 8/12th fraction, and Buyer shall be responsible for the remaining 4/12ths fraction, of any AD VALOREM personal property taxes assessed with respect to the Assets during the 2005 calendar year.

         14.10 EXPENSES. Except as otherwise provided in this Agreement, Seller and Buyer shall each pay all costs and expenses incurred by them or on their behalf in connection with this Agreement and the transactions contemplated hereby.

         14.11 PUBLICITY. Except as otherwise required by applicable laws or regulations (including, without limitation, the federal securities laws), Seller and Buyer shall cooperate in the issuance of press releases or other public statements, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, and shall not unreasonably withhold approval as to the contents and the manner of presentation and publication thereof.

         14.12 CONFIDENTIALITY. Prior to the Closing Date, neither Buyer nor Seller will disclose the terms of this Agreement or the acquisition contemplated hereby to any person other than their respective directors, officers, agents or representatives, except (a) as otherwise provided herein, (b) as may be required in connection with obtaining the Requisite Stockholder Approval or (c) as required by law (including, without limitation, the federal securities laws). The Seller may make appropriate disclosures of the general nature of the acquisition to its employees, vendors and customers to protect the goodwill of the Business and to facilitate the Closing. Buyer may disclose pertinent information regarding the acquisition to existing and prospective investors, lenders, or investment bankers or financial advisors for the purpose of obtaining debt and/or equity financing, and may describe this Agreement and the transactions contemplated hereby in any offering document with respect to securities of the Buyer, and may include this Agreement as an exhibit thereto.

         14.13 LEGAL REPRESENTATION. Each of the parties hereby acknowledges that it has been afforded the opportunity to review and discuss this Agreement and the other documents and instruments contemplated to be delivered in connection with this Agreement with independent, qualified legal, accounting and other relevant professional advisors. Buyer hereby acknowledges that Bracewell & Giuliani LLP has acted as counsel solely for Seller and has explicitly recommended that Buyer seek the advice of Buyer's legal counsel in connection with the review of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.



                         TELETOUCH COMMUNICATIONS, INC.



                          By: /S/ THOMAS A. HYDE, JR.
                              ----------------------------------------
                                   Thomas A. "Kip" Hyde, Jr.
                                   Chief Executive Officer




                          TELETOUCH PAGING, LP



                          By: /S/ ROBERT ALBRITTON
                          ----------------------------------------
                                Robert Albritton
                                Chief Executive Officer

                                                                      APPENDIX B

                 FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT (this "AMENDMENT") is made effective as of the 30th day of December, 2005 by and between Teletouch Communications, Inc. (the "SELLER") and Teletouch Paging, LP (the "BUYER"). Capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement (as defined below).

                                    RECITALS:

         WHEREAS, the Buyer and the Seller entered into an Asset Purchase Agreement, dated as of August 18, 2005 (the "AGREEMENT") in connection with the sale of the paging business assets of the Seller to the Buyer; and,

         WHEREAS, the Buyer and the Seller now desire to amend the Agreement.

NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, accepted and agreed, the Buyer and the Seller hereby agree and consent, that Section 3.1 AMOUNT; DELIVERY of the Agreement shall be amended and restated in its entirety and shall read as follows:

         "Section 3.1(a) AMOUNT; DELIVERY. In addition to Buyer's assumption of the Assumed Obligations, Buyer shall pay to Seller the consideration as follows (the "Purchase Price"), subject to adjustment as provided in Section 3.3 hereof, which Purchase Price shall be remitted by Buyer to Seller in the following manner:

         (a) $4,000,000 in cash (the "Cash Payment") to Seller on the Closing Date (subject to adjustment as provided further in this clause (a)), all of which shall be paid by check or by wire transfer of immediately available funds to an account of Seller as designated in writing by Seller to Buyer not more than three (3) Business Days prior to the Closing Date or at such other date and time as may be agreed upon by both parties. The Cash Payment will be (1) reduced by the amount of the Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") of the Business beginning September 1, 2005 through the Closing Date determined in accordance with Seller's current GAAP and business management practices (e.g. monthly recognition of deferred revenue), (2) reduced by an amount equal to the lesser of (A) the amount, if any, by which the interest earned on the escrowed funds referenced below during the period between August 31, 2005 and the Closing is less than the imputed interest on such escrowed funds for the same period, calculated at the prime rate of interest quoted in the Wall Street Journal on August 31, 2005 plus 1% or (B) $10,000.00 and (3) increased by the amount of any approved cash capital expenditures incurred by the Business from September 1, 2005 through the Closing Date; PROVIDED, however, that in no event shall the Cash Payment contemplated under
Section 3.1 hereof, after giving the effect of the allowable adjustments set forth hereinabove, be more or less than $2,200,000.

                  The calculation of EBITDA will reflect a reduction of earnings attributable to payment of the management fees paid pursuant to Article IV. Simply as evidence that Buyer has funds available to make the Cash Payment at Closing, on or before August 31, 2005, Buyer shall deposit the Cash Payment in an escrow account pursuant to an escrow agreement in form and substance satisfactory to both Buyer and Seller.

                  (b) A non-interest bearing promissory note (the "Promissory Note") in the amount of $1,200,000.00 as evidenced by a copy of such Promissory Note attached hereto as EXHIBIT A. The Promissory Note shall be secured by a lien on the Assets subject to customary subordination provisions required by Buyer's senior lender.

          The Buyer hereby agrees to prepay the amount owed under the Promissory
Note in whole at the Closing by paying $1,200,000.00 (the "Note Prepayment") to the Seller. The Seller agrees to cancel the Promissory Note and to discharge the Buyer's obligations owed to the Seller thereunder upon receipt of the Note Prepayment."


         This Amendment is acknowledged and agreed to this 30th day of December, 2005.


TELETOUCH PAGING, LP
A Limited Partnership

By:   /S/ ROBERT ALBRITTON
-----------------------------------------
         Name:   Robert Albritton
         Title:   Chief Executive Officer


TELETOUCH COMMUNICATIONS, INC.
A Delaware Corporation

By:   /S/ THOMAS HYDE, JR.
-----------------------------------------
         Name:   Thomas Hyde, Jr.
         Title:   Chief Executive Officer

Date:   December 30, 2005

                                                                      APPENDIX C

                          TELETOUCH COMMUNICATIONS INC.
                             PRO FORMA PRESENTATION



         In regard to the proposed transaction described in Proposal 1 of this proxy, pro forma information has been provided as follows:

         o        Pro forma  condensed  consolidated  balance sheet as at August
                  31, 2005.
         o Pro forma statements of operations for the three months ended August 31, 2004 and 2005, and for the years ended May 31, 2003, 2004 and 2005.

         The pro forma information presents Teletouch's statements of operations and balance sheet as they would have appeared if the proposed transaction had closed on the financial statement dates, and therefore as if the operations, assets and liabilities relating to the APA had not been included in the operations, assets and liabilities of the periods reported.

         The pro forma financial information is not necessarily indicative of the results that would have occurred if the business disposition had occurred on the dates indicated, or of the results which may occur in the future. Management undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to this pro forma information to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

         As discussed in our Current Report on Form 10-K for the year ended May 31, 2005, filed with the SEC on November 8, 2005, a portion of the consideration for this purchase is in the form of a note receivable that is subordinate to the buyer's senior lender. Additionally, the cash portion of the consideration for this transaction which was contemplated to be $4.0 million as of September 1, 2005 is reduced by the earnings before interest, taxes, depreciation and amortization ("EBITDA") of the paging business through the closing date. Because of delays encountered in submitting this transaction for shareholder vote the closing has been delayed longer than anticipated this portion of the consideration is expected to be reduced to approximately $2.2 million based on the projected EBITDA of the paging business through the closing date which is estimated to be March 2, 2006.

         On December 30, 2005, the payment terms of the APA were amended. The amendment to the APA limits the reductions that can be taken against the cash portion of the consideration to ensure that this portion of the consideration is $2.2 million and provides that the $1.2 million note payable will be prepaid at closing. Therefore, the total cash consideration payable to the Company at the closing will be $3.4 million and the promissory note will be cancelled.

         In addition to stockholder approval, this transaction is subject to regulatory approvals. There is no certainty, if stockholder approval is obtained for the transaction described in Proposal 1, that the transaction will close, due to the uncertainties referenced above.

         Adjustments to the Statements of Operations of Teletouch Communications, Inc. do not include the loss or closing costs relating the transaction described in Proposal 1 nor do they include the recognition of the unamortized portion of the gain on the sale / leaseback transaction that the Company entered into in 1997 or the accretion on certain redeemable common stock warrants issued by the Company in 2002. The recognition of the gain on the sale / leaseback transaction will be accelerated upon the closing of the sale of the paging business because the buyer will be assuming the Company's remaining obligations under these leases. The adjustment for the unearned sale / leaseback profit is shown only in the attached Balance Sheet as a reduction in the deferred gain liability recorded related to this leaseback transaction. The recognition of this gain will only be recorded after the buyer has assumed the Company's lease obligations in accordance with the terms of the APA. The redeemable common stock warrants contain a provision that allows their redemption to be accelerated upon the sale of significantly all the assets of the Company. The accretion of the redeemable common stock warrants is shown only in the pro forma balance sheet and represents the potential acceleration of the redemption value of these warrants that could be triggered upon the sale of the paging business. As discussed in the notes to the pro forma financial statements, the Company has presented the full amount that could become due under the redeemable common stock warrants if the ongoing negotiations with the warrant holders to reduce this current portion of this liability are unsuccessful. Robert McMurrey, Chairman of Teletouch, controls approximately 92% of the outstanding common stock of Teletouch and has informed the Company of his intent to vote against the sale transaction if negotiations with the warrant holders are unsuccessful which would result in no acceleration of this obligation due from the Company.

                         Teletouch Communications, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                              as of August 31, 2005
                                 (in thousands)


                                                                                                   Pro Forma
                                                                                August 31, 2005   Adjustments         Pro Forma
                                                                                   (unaudited)    (unaudited)        (unaudited)
                                                                                ------------------------------      --------------
CURRENT ASSETS:
       Cash and cash equivalents                                                    1,172               3,416  a,b          4,588
       Accounts receivable, net of allowance of $112 in fiscal 2006                 1,342                (581) b              761
       Inventories, net of reserve of $183 in fiscal 2006                             869                (302) b              567
       Current income tax receivable                                                  652                   -                 652
       Deferred income tax assets                                                      77                   -                  77
       Prepaid expenses and other current assets                                      302                 (69) b              233
                                                                                ------------------------------      --------------
              Total Current Assets                                                  4,414               2,464               6,878
                                                                                ------------------------------      --------------
PROPERTY, PLANT AND EQUIPMENT, net of
       accumulated depreciation of $15,846 in fiscal 2006                           5,102              (3,873) a            1,229
                                                                                ------------------------------      --------------

GOODWILL                                                                              343                   -                 343

OTHER INTANGIBLE ASSETS:
       Subscriber bases                                                               226                (114) a              112
       FCC licenses                                                                   103                   -                 103
       Non-compete agreements                                                          95                   -                  95
       Internally-developed software                                                  149                   -                 149
       Accumulated amortization                                                      (296)                114  a             (182)
                                                                                ------------------------------      --------------
              Total Other Intangible Assets                                           277                   -                 277
                                                                                ------------------------------      --------------
DEFERRED INCOME TAXES                                                                  98                   -                  98
                                                                                ------------------------------      --------------
TOTAL ASSETS                                                                       10,234              (1,409)              8,825
                                                                                ==============================      ==============

CURRENT LIABILITIES:
       Accounts payable                                                             1,090                   -               1,090
       Accrued Expenses and other current liabilities                               1,706                (215) b            1,491
       Current portion of long-term debt                                               86                 (21) a               65
       Current portion of redeemable common stock purchase warrants                     -               3,000  c            3,000
       Current portion of redeemable common stock payable                             266                   -                 266
       Current portion of unearned sale/leaseback profit                              418                (418) d                0
       Deferred revenue                                                               838                (721) b              117
                                                                                ------------------------------      --------------
              Total Current Liabilities                                             4,404               1,625               6,029
                                                                                ------------------------------      --------------
LONG-TERM LIABILITIES:
       Long-term debt, net of current portion                                         108                 (25) a               83
       Redeemable common stock purchase warrants                                    2,196              (2,196) c                -
       Redeemable common stock payable, net of current portion                         64                   -                  64
       Unearned sale/leaseback profit, net of current portion                         534                (534) d                -
                                                                                ------------------------------      --------------
              Total long-term liabilities                                           2,902              (2,755)                147
                                                                                ------------------------------      --------------
TOTAL  LIABILITIES                                                                  7,306              (1,130)              6,176
                                                                                ------------------------------      --------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY :
       Series A cumulative convertible preferred stock,
       $.001 par value, 15,000 shares authorized and 0 shares
       issued and outstanding in fiscal 2006
                                                                                        -                   -                   -
       Series B convertible preferred stock, $.001 par value,
       411,457 shares authorized  0 shares issued and outstanding in fiscal 2006
                                                                                        -                   -                   -
       Series C convertible preferred stock, $.001 par value, 1,000,000 shares authorized, issued and outstanding in fiscal 2006
                                                                                        1                   -                   1
       Common stock, $.001 par value, 70,000,000 shares
       authorized and 5,416,189 shares issued in fiscal 2006
                                                                                        5                   -                   5
       Additional paid-in capital                                                  31,977                   -              31,977
       Treasury Stock, 537,959 shares held in fiscal 2006                            (185)                  -                (185)
       Accumulated deficit                                                        (28,870)               (279) a,c,d      (29,149)
                                                                                ------------------------------      --------------
              Total Shareholders' Equity                                            2,928                (279)              2,649
                                                                                ------------------------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         10,234              (1,409)              8,825
                                                                                ==============================      ==============

NOTE 1
------
The pro forma information presents Teletouch's balance sheet as it would have appeared if the APA had closed on the balance sheet date presented. Adjustments to the balance sheet are as follows:

         a. The removal of the property, plant and equipment and intangible assets related to the paging business and the removal of the assigned liabilities related to the sale of the paging business. The assigned liabilities are related to notes payable on certain vehicles that are used directly in the paging business. The approximate loss on this transaction as of August 31, 2005 is calculated below and is reflected as an increase to accumulated deficit in the balance sheet shown above:

                       ($ in 000's)
                       Consideration:
                          Cash                                    $ 3,400
                          Assigned liabilities                         46
                                                                -----------
                          Total consideration                       3,446
                       Assets Sold:
                          Property, plant and equipment, net        3,873
                          Subscriber bases, net                         -
                                                                -----------
                          Total assets sold                         3,873

                       Loss on sale of assets                     $  (427)

         b. The removal of certain defined working capital items contemplated under the APA. The excess working capital as defined in the APA at August 31, 2005 is approximately $20,000 which is to be paid to Teletouch Communications, Inc. by the Buyer. The components of the defined working capital are as follows:

                       ($ in 000's)
                       CURRENT ASSETS SOLD:
                       Cash and cash equivalents                         $   4
                       Accounts receivable                                 581
                       Inventories                                         302
                       Prepaid expenses and other current assets            69
                                                                       ---------
                          Total Current Assets                             956


                       CURRENT LIABILITIES ASSUMED:
                       Accrued Expenses and other current liabilities      215
                       Deferred revenue                                    721
                                                                       ---------
                          Total Current Liabilities
                                                                           936

                       Working Capital Surplus / Cash Due to Teletouch   $  20

         c. As a result of certain rights contained in 6,000,000 redeemable common stock warrants (the "GM Warrants") issued by the Company as part of its debt and equity restructuring in 2002, the redemption of these warrants can be accelerated upon a sale of substantially all of the assets of the Company. The holders of the GM Warrants notified the Company of their intent to redeem these warrants immediately upon the sale of the paging business. Robert M. McMurrey, Chairman of Teletouch controls approximately 92% of the outstanding common stock as of the date hereof and is in negotiations with the holders of the GM Warrants to reduce the total amount due upon the closing. If unsuccessful in his negotiations, Mr. McMurrey will not vote for the sale of the paging business which would result in no acceleration of the redemption of these warrants. As of August 31, 2005, the Company had recorded $2.2 million of the $3.0 million redemption value of the GM Warrants. Since issuance, the Company has accreted the value of the warrants toward their full redemption value over their original term which matures in December 2007. Because of the acceleration rights contained in the warrants, the Company has increased the liability due under the GM Warrants by $804,000 to the full $3.0 million and reclassified it as a current liability in the above pro forma financial statement to help the reader understand the impact if the sale transaction proceeds without any negotiated settlement on this obligation. The $804,000 accretion in this liability is also presented as an increase to accumulated deficit above.

         d. The removal of the deferred gain on a certain sale / leaseback transaction entered into in 1997 by the Company. Upon the sale of the paging business and the assumption by the Buyer of the Company's obligations under these leases, the Company will recognize the remainder of this deferred gain. As of August 31, 2004 the unrecognized portion of the deferred gain was approximately $952,000 which reduces accumulated deficit above.

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.

                         Teletouch Communications, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                   for the three months ended August 31, 2004
                                 (in thousands)

                                                                         As Reported       Pro Forma
                                                                       August 31, 2004    Adjustments            Pro Forma
                                                                         (unaudited)   (unaudited) Note 1       (unaudited)
                                                                      -----------------------------------      ------------
Operating revenues:
    Service, rent, and maintenance revenue                                  5,342             ($   4,870)   a    $     472
    Product sales revenue                                                   1,103                   (188)   a    $     915
                                                                      -----------------------------------      ------------
              Total operating revenues                                      6,445                 (5,058)            1,387
                                                                      -----------------------------------      ------------
Operating expenses:
    Cost of service, rent and maintenance
    (exclusive of depreciation and amortization included below)             2,782                 (2,343)   a          439
    Cost of products sold                                                     998                   (360)   a          638
    Selling and general and administrative                                  1,971                   (688)   a        1,283
    Depreciation and amortization                                             905                   (772)   a          133
    Gain on disposal of assets                                                (54)                    53    a           (1)
                                                                      -----------------------------------      ------------
              Total operating expenses                                      6,602                 (4,110)            2,492
                                                                      -----------------------------------      ------------
Operating loss                                                               (157)                  (948)           (1,105)

Interest expense, net                                                        (103)                     1    a         (102)
                                                                      -----------------------------------      ------------
Loss before income tax benefit                                               (260)                  (947)           (1,207)
Income tax benefit                                                            (38)                  (322)             (360)
                                                                      -----------------------------------      ------------
Loss from continuing operations                                        ($     222)            ($     625)       ($     847)
                                                                      ===================================      ============
Basic and diluted loss per share                                        $   (0.05)             $   (0.14)        $   (0.19)
                                                                      ===================================      ============
Denominator for basic and diluted loss per share -  weighted
average number of common shares outstanding                             4,546,980                                4,546,980
                                                                      ============                             ============


NOTE 1
------
The pro forma information presents Teletouch's statement of operations as it would have appeared if the operations relating to the APA had not been included in the operations of the period presented. Adjustments to the statement of operations are as follows:

         a. The operations of the paging business were removed as if the transaction occurred on the first day of the reported period. No adjustments are included for the anticipated book loss on the sale of the assets or for the expected non-cash gain related to the recognition of the unamortized portion of certain sale / leaseback profits.

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.

                         Teletouch Communications, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                   for the three months ended August 31, 2005
                                 (in thousands)


                                                                         As Reported       Pro Forma
                                                                       August 31, 2005    Adjustments            Pro Forma
                                                                         (unaudited)   (unaudited) Note 1       (unaudited)
                                                                      -----------------------------------      ------------
Operating revenues:
    Service, rent, and maintenance revenue                             $    4,579             ($   4,061)   a    $     518
    Product sales revenue                                                     919                   (116)   a    $     803
                                                                      -----------------------------------      ------------
              Total operating revenues                                      5,498                 (4,177)            1,321
                                                                      -----------------------------------      ------------
Operating expenses:
    Cost of service, rent and maintenance (exclusive of
    depreciation and amortization included below)                           2,651                 (1,929)   a          722
    Cost of products sold                                                     673                    (75)   a          598
    Selling and general and administrative                                  1,730                   (554)   a        1,176
    Depreciation and amortization                                             761                   (608)   a          153
    Gain on disposal of assets                                                 (1)                    (8)   a           (9)
                                                                      -----------------------------------      ------------
              Total operating expenses                                      5,814                 (3,174)            2,640
                                                                      -----------------------------------      ------------
Operating loss                                                               (316)                (1,003)           (1,319)

Interest expense, net                                                        (115)                     1    a         (114)
                                                                      -----------------------------------      ------------

Loss from continuing operations                                        ($     431)            ($   1,002)       ($   1,433)
                                                                      ===================================      ============
Basic and diluted loss per share                                        $   (0.09)             $   (0.20)        $   (0.29)
                                                                      ===================================      ============
Denominator for basic and diluted loss per share -
weighted average number of common shares outstanding                    4,880,558                                4,880,558
                                                                      ============                             ============


NOTE 1
------
The pro forma information presents Teletouch's statement of operations as it would have appeared if the operations relating to the APA had not been included in the operations of the period presented. Adjustments to the statement of operations are as follows:

         a. The operations of the paging business were removed as if the transaction occurred on the first day of the reported period. No adjustments are included for the anticipated book loss on the sale of the assets or for the expected non-cash gain related to the recognition of the unamortized portion of certain sale / leaseback profits

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.

                         Teletouch Communications, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                           for year ended May 31, 2003
                                 (in thousands)


                                                                         As Reported         Pro Forma
                                                                        May 31, 2003        Adjustments          Pro Forma
                                                                         (unaudited)        (unaudited)         (unaudited)
                                                                      -----------------------------------      ------------
Operating revenues:
    Service, rent, and maintenance revenue                             $   27,929             ($  26,497)   a    $   1,432
    Product sales revenue                                                   6,893                 (5,059)   a        1,834
                                                                      -----------------------------------      ------------
              Total operating revenues                                     34,822                (31,556)            3,266
                                                                      -----------------------------------      ------------

Operating expenses:
    Cost of service, rent and maintenance
    (exclusive of depreciation and amortization included below)            14,460                (12,858)   a        1,602
    Cost of products sold                                                   5,315                 (4,046)   a        1,269
    Selling and general and administrative                                 11,007                 (6,613)   a        4,394
    Depreciation and amortization                                           4,665                 (4,295)   a          370
    Loss on disposal of assets                                                253                   (147)   a          106
    Write-off of equipment                                                    810                   (810)   a            -
                                                                      -----------------------------------      ------------
              Total operating expenses                                     36,510                (28,769)            7,741
                                                                      -----------------------------------      ------------
Operating loss                                                             (1,688)                (2,787)           (4,475)

Gain on extinguishment of debt                                                510                      -               510

Gain on litigation settlement                                                 429                      -               429

Interest expense, net                                                        (384)                     -              (384)
                                                                      -----------------------------------      ------------

Loss before income tax (benefit)                                           (1,133)                (2,787)           (3,920)
Income tax (benefit)                                                         (372)                  (947)           (1,319)
                                                                      -----------------------------------      ------------
Net loss                                                                     (761)                (1,840)           (2,601)

Gain on preferred stock transaction                                        28,778                      -            28,778
Participation rights of Series C
Preferred Stock in undistributed earnings                                 (23,580)                     -           (23,580)
                                                                      -----------------------------------      ------------
Net income (loss) applicable to common shareholders                     $   4,437                 (1,840)            2,597
                                                                      ===================================      ============
Earnings (loss) per share - basic:
Earnings (loss) applicable to common shareholders                       $    0.96            $     (0.40)        $    0.56
                                                                      ===================================      ============
Earnings (loss) per share - diluted:
Earnings (loss) applicable to common shareholders                       $    0.30            $     (0.02)        $    0.28
                                                                      ===================================      ============
Weighted average shares outstanding-basic                               4,644,978                                4,644,978
                                                                      ============                             ============
Weighted average shares outstanding-diluted                            92,053,503                               92,053,503
                                                                      ============                             ============



NOTE 1
------
The pro forma information presents Teletouch's statement of operations as it would have appeared if the operations relating to the APA had not been included in the operations of the period presented. Adjustments to the statement of operations are as follows:

         a. The operations of the paging business were removed as if the transaction occurred on the first day of the reported period. No adjustments are included for the anticipated book loss on the sale of the assets or for the expected non-cash gain related to the recognition of the unamortized portion of certain sale / leaseback profits

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.

                         Teletouch Communications, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                           for year ended May 31, 2004
                                 (in thousands)


                                                                         As Reported       Pro Forma
                                                                        May 31, 2004      Adjustments            Pro Forma
                                                                         (unaudited)   (unaudited) Note 1       (unaudited)
                                                                      -----------------------------------      ------------
Operating revenues:
    Service, rent, and maintenance revenue                             $   23,192             ($  21,717)   a    $   1,475
    Product sales revenue                                                   3,562                 (1,183)   a        2,379
                                                                      -----------------------------------      ------------
              Total operating revenues                                     26,754                (22,900)            3,854
                                                                      -----------------------------------      ------------

Operating expenses:
    Cost of service, rent and maintenance
    (exclusive of depreciation and amortization included below)            11,025                 (9,331)   a        1,694
    Cost of products sold                                                   3,184                 (1,396)   a        1,788
    Selling and general and administrative                                  8,613                 (3,235)   a        5,378
    Depreciation and amortization                                           3,726                 (3,313)   a          413
    Loss (gain) on disposal of assets                                         372                    (41)   a          331
                                                                      -----------------------------------      ------------
              Total operating expenses                                     26,920                (17,316)            9,604
                                                                      -----------------------------------      ------------
 Operating loss                                                              (166)                (5,584)           (5,750)

 Interest expense, net                                                       (357)                     4    a         (353)
                                                                      -----------------------------------      ------------

Loss before income tax expense (benefit)                                     (523)                (5,580)           (6,103)
Income tax expense (benefit)                                                   60                 (1,897)           (1,837)
                                                                      -----------------------------------      ------------
Loss from continuing operations                                              (583)                (3,683)           (4,266)

Basic and diluted loss per share                                        $   (0.12)             $   (0.82)        $   (0.94)
                                                                      ===================================      ============

Weighted average shares outstanding-basic and diluted                   4,546,980                                4,546,980
                                                                      ============                             ============



NOTE 1
------
The pro forma information presents Teletouch's statement of operations as it would have appeared if the operations relating to the APA had not been included in the operations of the period presented. Adjustments to the statement of operations are as follows:

         a. The operations of the paging business were removed as if the transaction occurred on the first day of the reported period. No adjustments are included for the anticipated book loss on the sale of the assets or for the expected non-cash gain related to the recognition of the unamortized portion of certain sale / leaseback profits

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.

                         Teletouch Communications, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                           for year ended May 31, 2005
                                 (in thousands)


                                                                         As Reported       Pro Forma
                                                                        May 31, 2005      Adjustments            Pro Forma
                                                                         (unaudited)   (unaudited) Note 1       (unaudited)
                                                                      -----------------------------------      ------------
Operating revenues:
    Service, rent, and maintenance revenue                             $   19,922             ($  18,034)   a    $   1,888
    Product sales revenue                                                   4,747                   (731)   a        4,016
                                                                      -----------------------------------      ------------
              Total operating revenues                                     24,669                (18,765)            5,904
                                                                      -----------------------------------      ------------

Operating expenses:
    Cost of service, rent and maintenance
    (exclusive of depreciation and amortization included below)            10,852                 (9,129)   a        1,723
    Cost of products sold                                                   4,273                 (1,161)   a        3,112
    Selling and general and administrative                                  8,449                 (2,463)   a        5,986
    Depreciation and amortization                                           3,218                 (2,687)   a          531
    Impairment of goodwill                                                    551                      -               551
    Loss on disposal of assets                                              1,019                   (731)   a          288
                                                                      -----------------------------------      ------------
              Total operating expenses                                     28,362                (16,171)           12,191
                                                                      -----------------------------------      ------------
Operating loss                                                             (3,693)                (2,594)           (6,287)

Interest (expense) income, net                                               (432)                     4    a         (428)
                                                                      -----------------------------------      ------------
Loss before income tax (benefit)                                           (4,125)                (2,590)           (6,715)
Income tax (benefit)                                                         (673)                  (880)           (1,553)
                                                                      -----------------------------------      ------------
Loss from continuing operations                                        ($   3,452)            ($   1,710)       ($   5,162)
                                                                      ===================================      ============

Basic and diluted loss per share                                        $   (0.75)             $   (0.37)        $   (1.12)
                                                                      ===================================      ============

Weighted average shares outstanding-basic and diluted                   4,623,164                                4,623,164
                                                                      ============                             ============



NOTE 1
------
The pro forma information presents Teletouch's statement of operations as it would have appeared if the operations relating to the APA had not been included in the operations of the period presented. Adjustments to the statement of operations are as follows:

         a. The operations of the paging business were removed as if the transaction occurred on the first day of the reported period. No adjustments are included for the anticipated book loss on the sale of the assets or for the expected non-cash gain related to the recognition of the unamortized portion of certain sale / leaseback profits

The pro forma financial information is not necessarily indicative of the results which would have occurred if the business disposition had occurred on the date indicated, or of the results which may occur in the future.



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


                                                                      APPENDIX D


                              MANAGEMENT AGREEMENT
                              --------------------



         THIS AGREEMENT, made this 31st day of August, 2005, by and between Teletouch Communications, Inc., a corporation organized under the laws of the State of Delaware and Teletouch Licenses, Inc., a corporation organized under the laws of the State of Delaware, with their principal place of business at 1913 Deerbrook Drive, Tyler, Texas 75703 (collectively, hereinafter referred to as "Carrier"), and Teletouch Paging, LP, a limited partnership organized under the laws of the State of Texas with its principal place of business at 7471 Benbrook Parkway, Benbrook, Texas 76126 (hereinafter referred to as "Agent"),


                                   WITNESSETH:

         WHEREAS, Carrier is the permittee and/or licensee of certain stations (including any subsequently authorized stations within designated areas of the State of Texas) authorized by the Federal Communications Commission (FCC) to operate paging transmitters in the VHF/UHF bands as well as various control and link transmitters throughout the states of Texas, Oklahoma, Missouri, Arkansas, Louisiana, Mississippi, Alabama and Tennessee (hereinafter referred to as "the Stations"); and

         WHEREAS, Carrier and Agent have reached a definitive agreement for the purchase and sale of certain assets, including the assignment of certain FCC radio licenses by Carrier to Agent upon prior FCC approval; and

         WHEREAS, Carrier and Agent mutually agree that it would be to their joint convenience and benefit, and to the benefit of the public subscribers of the Stations, to have Agent act for and on behalf of Carrier in performing various duties with respect to the operation of the Stations specified herein, as a compensated agent of, and under the direct control and supervision of, Carrier; and

         WHEREAS, the parties wish to embody the terms of this arrangement in the instant Management Agreement.

         NOW, THEREFORE, in consideration of the covenants, obligations and benefits hereinafter set forth, and other good and valuable consideration, it is agreed between Carrier and Agent as follows:

         1. DUTIES OF AGENT. Carrier hereby engages Agent as his contractor and agent to perform for and on behalf of Carrier all marketing, managerial and administrative functions required for the operation of the Stations, including the collection of revenues and payment of expenses (including, but not limited to insurance) from operating the Stations, subject to the supervisory powers and duties of Carrier described in paragraph 2 of this Agreement, and the warranties contained in paragraph 3 herein. Agent shall remit to Carrier all profits from the operation of the Stations, after paying the expenses of operating the Stations from the revenues collected. Agent shall manage the business consistent with current Carrier policies and practice. Any deviations from such policies and practice would require approval of Carrier.


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

         2. DUTIES AND POWERS OF CARRIER. The right of ownership of the Stations, and full control and supervision over the operation of the Stations, remains vested in and is hereby expressly retained by Carrier. To this end, Carrier expressly retains full control over and responsibility for all decisions with regard to the following matters affecting operation of the Stations: 1) policy decisions regarding operation and maintenance; 2) the payment of all financial obligations and operating expenses; 3) the hiring, supervision, and dismissal of all employees; 4) the receipt of all revenues and profits from operation of the Stations; 5) the handling of customer complaints; 6) the preparation and filing with the FCC of any applications for construction permits for additional facilities, licenses for constructed facilities, or modification of existing construction permits or licenses; and 7) compliance with all FCC rules, regulations and requirements. Furthermore, Carrier expressly retains the right to complete and unfettered access to and control over all facilities and equipment associated with the Stations.

         3. WARRANTIES OF AGENT.
         (a) Agent hereby acknowledges and affirms that it fully accepts the supervisory powers and duties, as well as the right of ownership and access, retained by Carrier in paragraph 2 of this Agreement, and warrants that it will undertake no action contrary to or jeopardizing those rights, powers and duties.

         (b) Agent warrants that it will fully and faithfully observe and abide by any instructions given to it by Carrier regarding the matters set forth in paragraph 2 of this Agreement; will use its best efforts to ensure the continued provision of service to the customers of the Stations at a high level of quality; will exercise a reasonable standard of care normally exercised by managers in similar circumstances; will comply with all applicable federal, state and local laws, regulations and ordinances.

         4. COMPENSATION. Agent shall receive, as compensation for the services to be provided under the terms of this Agreement, the sum of $50,000 per month, payable in two equal installments of $25,000 on the 1st and 16th day of each month during the term of this Agreement if the Closing under that certain Asset Purchase Agreement has not occurred on or prior to the date such payment is due, starting with the 16th day of the first full month in which service to the public is provided under the management of Agent.

         5. INDEMNIFICATION.
         (a) Agent shall hold Carrier harmless from any liability to the extent that such liability arises from Agent's negligent and/or intentional acts or omissions. Agent agrees to indemnify Carrier against, and reimburse Carrier with respect to, any and all losses, liabilities, costs, or damages (including reasonable attorneys' fees) arising from Agent's grossly negligent acts or omissions of any kind, and/or any acts or omissions of Agent which are not authorized by this Management Agreement.


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

         (b) Carrier shall hold Agent harmless from any liability to the extent that such liability arises from Carrier's negligent and/or intentional acts or omissions. Carrier agrees to indemnify Agent against, and reimburse Agent with respect to, any and all losses, liabilities, costs, or damages (including reasonable attorney's fees) arising from Carrier's grossly negligent acts or omissions of any kind.

         6. TERM. This Agreement shall last for a term of one year; provided, however, that the Agreement may be terminated by either party at any time upon 30 days notice; and provided that this Agreement will automatically expire upon the grant of the FCC's consent to the assignment of the licenses with respect to the above-described facilities by Carrier to Agent, and the timely consummation of such transaction, in which case the expiration of this Agreement will occur on the date of consummation of the transaction contemplated by the parties. During the effective period of this Agreement, Carrier and Agent each shall have the option to renew this Agreement for an additional four (4) terms of one (1) year each, provided such renewal is mutually agreeable to the other party.

         7. MISCELLANEOUS PROVISIONS.

         (a) No provision of this Agreement shall be construed as vesting in Agent any ownership interest in or ultimate control over the Station.

         (b) Nothing in this Agreement shall be construed so as to make Agent an employee of Carrier. Any other provisions of this Agreement notwithstanding, Agent is not and shall not be a joint venturer or partner of or with Carrier.

         (c) This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.

         (d) This  Agreement  constitutes  the entire  Agreement of the parties,
superseding  all  previous   agreements  on  this  subject.   Any  amendment  or
modification hereof shall be in writing executed by both parties hereto.

         (e) This Agreement may be executed in counterparts, all of which shall constitute one agreement, binding on all the parties hereto, notwithstanding that all of the parties are not signatories to the original or to the same counterpart.

         (f) Severability -- The parties intend every provision of this Agreement to be severable. In the event at a provision of this Agreement is held to be illegal, invalid, or unenforceable for any reason, the parties intend that a court enforce the provision to the maximum extent permissible so as to effect the intent of the parties (including the enforcement of the remaining provisions). If necessary to affect the intent of the parties, the parties will negotiate in good faith to amend this Agreement to replace the unenforceable provision with an enforceable provision that reflects the original intent of the parties.

         IN WITNESS HEREOF the parties have caused this Agreement to be executed and to be effective on the day and year first above written.


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


         TELETOUCH  COMMUNICATIONS, INC.
         TELETOUCH LICENSES, INC.


         By: /s/ THOMAS A. HYDE, JR.
             -------------------------------
             Chief Executive Officer






         TELETOUCH  PAGING, L.P.


         By: /s/ ROBERT ALBRITTON
             -------------------------------
             General Partner




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